UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2013 - November 30, 2013

Item 1.	Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2013

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	1

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2013 (Unaudited)

Dear Shareholder,

The six month period ending November 30, 2013 proved to be challenging for fixed income investors as returns were significantly impacted by movements in interest rates. Investors in credit sectors of the fixed income markets were further challenged by a volatile and uncertain outlook for global gross domestic product (GDP) growth. In our opinion, the single largest influence on fixed income markets throughout the period was the impact of U.S. Federal Reserve (FED) Chairman Bernanke’s comments about the FED’s plans to “taper” its purchases of U.S. Government securities. The comments created a dynamic whereby every U.S. economic data release was judged by its impact on the timing and pace of future tapering. Retail investors, particularly those in credit oriented fixed income mutual funds reacted to this uncertainty over the future direction of interest rates by selling their fund investments. This retail mutual fund selling impacted a wide range of fixed income mutual funds and was particularly severe in the emerging markets (EM) debt sector.

Implicit in any analysis of a Fed “tapering” program is the likelihood that U.S. economic growth is accelerating, a clear positive for credit investors. This trade-off between the positive impact of economic growth and the negative impact of rising rates will likely influence fixed income investors for many months to come.

While we continue to see signs of global economic recovery, we remain aware of the major challenges that will affect the financial markets. We believe these include, among other factors, a disorderly response to changes in the Federal Reserve’s asset purchase program, the inability of the U.S. to reach agreement on fiscal policy, a U.S. and/or global economic slowdown, as well as the turmoil in the Middle East.

At Stone Harbor Investment Partners LP, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. We remain vigilant to the credit risks associated with a slowdown in global growth. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There, you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor and look forward to providing you with another update in the next six months.

Stone Harbor Emerging Markets Debt Fund

The total return of the Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2013 was -5.90% (net of expenses) and -5.56% (gross of expenses). This performance compares to a benchmark return of -2.81% for the J.P. Morgan EMBI Global Diversified. At the end of the reporting period, EM appeared to be stabilizing as evidenced by slowing retail investor outflows and better economic data. The selloff that occurred in the preceding months, however, resulted in negative market performance, with external sovereign bond credit spreads over comparable maturity U.S. Treasury securities widening by 39 basis points1. Total returns on all country sub indices were also negative for the period.

In our view, the fundamental driver of the market downturn, which lasted from late May through August, was uncertainty about the continuation of the FED’s bond buying program. Market response to the suggestion of an earlier tapering was further exacerbated by slower-than-expected growth in developing countries. As U.S. Treasury yields moved higher over fears of tapering, a liquidity-driven sell off severely impacted the most liquid, large capitalization sovereign assets with high sensitivity to U.S. Treasuries. The pull-back in EM debt was more substantial than in other risk assets. In our view, the liquidity-driven decline was more symptomatic of investor positioning and retail mutual fund redemptions than EM fundamentals, which we believe remain strong. The end of the period brought some relief as EM debt returns stabilized due to a temporary delay in Fed tapering expectations in September and improvement in Chinese growth data. Technical factors improved somewhat as retail outflows slowed and turned into inflows in September. Throughout the reporting period, institutional flows remained constant and positive. Notwithstanding these and other signs of improvement in EM growth, capital flows to EMs continued to be critical for market sentiment, particularly for those countries with current account deficits.

In our view, the May-August sell-off created value in all sectors of the market, particularly in the more liquid sectors, including external U.S. dollar-denominated and local currency sovereign debt, where the decline was most pronounced. The Fund used the market weakness resulting from the sell-off as an opportunity to increase risk, focusing primarily on assets that had been sold off most aggressively during the downturn. Widening spreads during the third quarter, in our view, created an opportunity to add to external sovereign positions at better levels in several countries. However, we sold U.S. dollar-denominated bonds from countries that outperformed, for example, Hungary, Poland, and Lithuania, to fund the tactical additions of local currency debt in Brazil, Mexico, Peru, Turkey and South Africa. Country positioning reflects our expectation of stabilization in EM growth and a normalization of portfolio flows; our largest overweights are in many of the countries that came under market wide scrutiny in August due to their current account deficits (Brazil, Indonesia, South Africa, and Turkey). The Fund reduced its exposure to corporate debt due to recent outperformance, while increasing the exposure to local currency debt until September 30, 2013. Since then, modest reductions in local currency positions were made.

The Fund underperformed its benchmark as a result of a country overweight in Venezuela and an underweight in Argentina within our hard currency sovereign allocation. Markets questioned Venezuela’s capacity to repay foreign debt, citing the rapid decline in reported foreign currency reserves and short term liquidity. Our view supporting Venezuela bonds is that the current government has strong capacity to repay debt based on generation of oil

[1]	J.P. Morgan EMBI Global Diversified spreads.

2	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2013 (Unaudited)

revenues in a country with some of the largest proven oil revenues. Furthermore, we believe Venezuela’s administration is willing to honor debt obligations in order to continue attracting international investors to the energy sector and to protect foreign assets from liquidating. In addition, we believe the current spreads provide meaningful cushion against our base case expectation of gradually rising U.S. Treasury yields. Other sources of underperformance included local rates and foreign exchange (FX) exposure in Brazil and Indonesia within the local currency allocation. In Brazil, concerns over social unrest in the early summer sparked significant underperformance of the real. We view recent actions by the Central Bank of Brazil that lifted restrictions on capital inflows and an intervention program to stabilize the currency as positive signals, along with continued foreign direct investments (FDI), which finance a significant portion of Brazil’s current account deficit. Country selection decisions in the hard currency corporate allocation, particularly in Russia, Mexico and Argentina, contributed to returns, as did issue selection in Venezuela hard currency sovereign debt.

We view the recent moves in EM debt prices, currencies, and local interest rates as part of an early stage adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. While the timing of the Fed’s tapering remains uncertain as of the date of this report and a focal point for investors, it seems to us that monetary policy in the developed world is likely to remain accommodative for at least the next twelve months. Risks related to potential policy mistakes both by advanced economy central banks, as well as those from EM countries, may increase, and therefore, in our view, EM debt markets are likely to remain volatile in the coming months. We are also cognizant of the underlying concern that mounted throughout the period - the narrowing of the gap between actual and expected growth of emerging countries and whether or not capital inflows in EM would be impeded by the perceived narrowing growth gap. Our view is that improving credit quality fundamentals combined with substantially improved valuations will outweigh these headwinds.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the six months ended November 30, 2013 was 2.52% (net of expenses) and 2.80% (gross of expenses). This compares to a benchmark return of 2.27% for the Citigroup High Yield Market Capped Index. The high yield market benefited from moderate U.S. economic growth, a stabilizing European economy, global monetary easing, healthy market fundamentals, and positive event risk. Market volatility during the period was primarily due to concern over the timing of the Fed’s tapering and its effect on interest rates. This concern led to record mutual fund outflows early in the period before recovering a significant portion of the outflows during the remaining months. The 10-year Treasury reached a yield of 3.00% before ending the period at 2.75%, an increase of 62 basis points from end of May. High yield spreads, as represented by the Citigroup High Yield Market Capped Index, tightened 29 basis points to end the period at 440 basis points, with the average yield virtually unchanged at 5.66%.

Top performing industries included Transportation-other, Publishing, and Airlines while the bottom performers included Homebuilders, Retail Stores, and Towers. CCC rated bonds outperformed both BB and B securities (S&P ratings), according to the Citigroup High Yield Market Capped index, and shorter duration securities significantly outperformed longer duration bonds. With significant refinancing and an improving economic environment, the par-weighted default rate declined from 1.02% to 0.69%, the lowest level since December 2007, and well below the long term average of 4% according to J.P. Morgan. We believe default rates will continue to remain low over the intermediate term as healthy capital markets conditions enable companies to extend maturities and company fundamentals remain solid. The market had more companies upgraded to investment grade (rising stars) than companies downgraded to high yield (fallen angels). However, the number of issuer downgrades slightly exceeded the number of upgrades for the period. On a par basis there were more upgrades than downgrades. The new issue market remains robust with slightly less issuance than last year’s record setting volume. The majority of funds continue to be used for refinancing outstanding debt.

The portfolio outperformed its benchmark as a result of issue selection decisions. Issue selection within the Energy, Utilities, and Healthcare sectors were the main drivers of performance. Industry selection slightly detracted from performance due to an overweight in Telecommunications, Food/Beverage/Bottling and an underweight in the Services-other sector. This was partially offset by an underweight to the Home Builders sector. All rating categories, except a small overweight to the BBB sector, contributed to performance particularly an underweight to BB rated bonds. Our issue selection in CCC rated bonds was a significant contributor to performance.

We believe the portfolio remains positioned for moderate U.S. economic growth. Relative to BB rated bonds, we remain overweight B rated securities as we believe this sector should outperform on attractive valuations and lower interest rate sensitivities. The largest portfolio industry overweights currently include the Technology, Healthcare, and Food/Beverage/Bottling sectors, while the largest industry underweights include Services-Other, Energy, and Home Builders. Additionally, we observed positive event risk through merger and acquisition activity and deleveraging through public equity offerings during the period. Risk factors include a disorderly response to the removal of quantitative easing (QE) and/or the inability to agree on fiscal policy in the U.S., a slowdown in global growth, a potential releveraging of corporate balance sheets, and geopolitical problems.

Stone Harbor Local Markets Fund

The total return of the Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) for the six month period ended November 30, 2013 was -7.71% (net of expenses) and -7.28% (gross of expenses). This performance compares to a benchmark return of -5.49% for the J.P. Morgan GBI-EM Global Diversified. At the end of the reporting period, EM appeared to be stabilizing as evidenced by slowing retail investor outflows and better economic

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	3

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2013 (Unaudited)

data. The selloff that occurred in the preceding months, however, resulted in negative market performance,2 primarily as movements in FX relative to the U.S. dollar detracted from total returns. Rising interest rates in many countries also detracted from the sector’s returns during the period.

In our view, the fundamental driver of the market downturn, which lasted from late May through August, was uncertainty about the continuation of the FED’s bond buying program. Market response to the suggestion of an earlier tapering was further exacerbated by slower-than-expected growth in developing countries. As U.S. Treasury yields moved higher over fears of tapering, a liquidity-driven sell off severely impacted the most liquid, large capitalization sovereign assets with high sensitivity to U.S. Treasuries. The pull-back in EM debt was more substantial than in other risk assets. In our view, the liquidity-driven decline was more symptomatic of investor positioning and retail mutual fund redemptions than EM fundamentals, which we believe remain strong. The end of the period brought some relief as EM debt returns stabilized due to a temporary delay in Fed tapering expectations in September and improvement in Chinese growth data. Technical factors improved somewhat as retail outflows slowed and turned into inflows in September. Throughout the reporting period, institutional flows remained constant and positive. Notwithstanding these and other signs of improvement in EM growth, capital flows to EMs continued to be critical for market sentiment, particularly for those countries with current account deficits.

In our view, the May-August sell-off created value in all sectors of the market, particularly in the more liquid sectors, including local currency sovereign debt, where the decline was most pronounced. Currency depreciation relative to the U.S. dollar was a significant driver of the local currency markets. During the period, we took advantage of weakness in Brazil, Mexico and South Africa to increase our FX and duration exposure in the Fund. Local debt markets in Peru and Philippines have underperformed this year, and we used this weakness to increase FX exposure at, what we believe are, attractive levels. We funded these increases through sales of bonds that have outperformed, particularly from Thailand, Hungary and Nigeria. Overall duration of the Fund remains a modest overweight with the largest sensitivity to interest rates in Latin America (Brazil, Mexico and Colombia) partially offset by duration underweights in Asia (Malaysia, Thailand). We believe valuations remain attractive in local currency debt markets.

The Fund underperformed its benchmark as a result of a country overweight and issue selection in Brazil and an underweight in Hungary. In Brazil, concerns over social unrest in the early summer sparked significant underperformance of the real. We view recent actions by the Central Bank of Brazil that lifted restrictions on capital inflows and an intervention program to stabilize the currency as positive signals, along with continued FDI, which finance a significant part of Brazil’s current account deficit. In Hungary, we feel a cyclical upswing disguises underlying fiscal and external weakness and maintain our view that Hungary’s credit fundamentals are among the weakest in the local currency universe.

Issue selection in Turkey and Indonesia contributed to the Fund’s overall returns. These two countries, which have fallen under the general category of “current account deficit countries” and have attracted much negative market sentiment over the course of the year, are now poised to be among the biggest beneficiaries of global growth. In our view, stabilization of external demand will benefit these countries through a better composition of their trade balance and also the capital accounts.

We view the recent moves in EM debt prices, currencies, and local interest rates as part of an early stage adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. While the timing of the Fed’s tapering remains uncertain as of the date of this report and a focal point for investors, it seems to us that monetary policy in the developed world is likely to remain accommodative for at least the next twelve months. Risks related to potential policy mistakes both by advanced economy central banks, as well as those from EM countries, may increase, and therefore, in our view, EM debt markets are likely to remain volatile in the coming months. We are also cognizant of the underlying concern that mounted throughout the period - the narrowing of the gap between actual and expected growth of emerging countries and whether or not capital inflows in EM would be impeded by the perceived narrowing growth gap. Our view is that improving credit quality fundamentals combined with substantially improved valuations will outweigh these headwinds.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the six months ended November 30, 2013 was -1.98% (net of expenses) and -1.48% (gross of expenses). This performance compares to a benchmark return of -1.00% for the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified). Market performance was negative with corporate bond credit spreads over comparable maturity U.S. Treasury securities widening by 14 basis points, ending the period at 337 basis points. While absolute returns for the period were negative, emerging market corporate bonds outperformed both hard and local currency sovereign debt. In our view, this relative outperformance was a function of the generally lower liquidity and shorter duration of corporate bonds than sovereign debt, hence the lower sensitivity to rising U.S. interest rates, as well as generally higher liquidity in sovereign debt.

In our view, the fundamental driver of the market downturn, which lasted from late May through August, was uncertainty about the continuation of the FED’s bond buying program. Market response to the suggestion of an earlier tapering was further exacerbated by slower-than-expected growth in developing countries. As U.S. Treasury yields moved higher over fears of tapering, a liquidity-driven sell-off impacted the most liquid, large capitalization sovereign assets with high sensitivity to U.S. Treasuries. The pull-back in EM debt was more substantial than in other risk assets. In our view, the liquidity-driven decline was more symptomatic of investor positioning and retail mutual fund redemptions rather than EM fundamentals, which we believe remain strong. These fund outflows were concentrated in hard currency and local currency denominated sovereign debt. EM

[2]	J.P. Morgan GBI-EM Global Diversified.

4	www.shiplp.com

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2013 (Unaudited)

corporate debt as a result was not subject to the consistent selling pressure that drove negative returns in sovereign debt. The end of the period brought some relief as EM debt returns stabilized due to a temporary delay in Fed tapering expectations in September and improvement in Chinese growth data. Technical factors also improved somewhat as retail outflows slowed and turned into inflows in September. Throughout the reporting period, institutional flows remained constant and positive.

Despite the uncertainly around U.S. monetary policy during the reporting period, supply of new corporate debt expanded at an elevated level. While we do expect issuance in the coming months to slow seasonally, the pipeline for new deals in 2014 remains very strong. Notwithstanding these and other signs of improvement in EM debt markets, capital flows to EMs continued to be critical for market sentiment, particularly for those countries with current account deficits. These flows only indirectly impact the corporate sector but will nonetheless reflect investor sentiment toward all sectors of emerging markets.

During the review period, the Fund increased market exposure in corporate bonds that we believe continue to have attractive valuations, including energy and electric utility companies in Brazil, a telecommunications provider from Qatar and a gaming company in Macau. In anticipation of potential further volatility, the Fund also reduced exposure to bonds that performed well during the period including Argentina, Peru, Russia, Thailand and the Ukraine. In terms of credit quality, the Fund’s exposure to the investment grade sector increased over the reporting period; however, relative to the benchmark, the Fund continued to hold an overweight to non-investment grade debt. At the index level, we believe that EM corporate spreads have moved to fair levels and that, given the sharper recent widening of sovereign external debt, sovereign debt spreads will likely catch up with corporates over the next 6-12 months. In our view, the current investment landscape for EM corporates necessitates an active positioning at the country, industry, and issue selection level to generate excess returns. The Fund continues to focus on companies that will likely benefit from the rise of the middle class in emerging economies. As such, we have maintained exposure to companies in sectors that may benefit most from this trend, including banks in Russia and Turkey, real estate companies in China, and food or beverage companies in Brazil.

The Fund underperformed its benchmark due to country selection, largely as a result of the performance of our corporate positions in Brazil and Venezuela, both overweights. In Brazil, concerns over social unrest in the early summer sparked significant underperformance of the real and a weakening of Brazilian asset prices. These macro factors influenced returns in the corporate sector during the period. In addition, our corporate investment in the oil sector of Venezuela was negatively impacted by political volatility in the country. We view recent actions by the Central Bank of Brazil that lifted restrictions on capital inflows and the recent pick-up in economic activity as positive signals, along with continued FDI, which finance a significant part of Brazil’s current account deficit. Issue selection in Argentina and an overweight in Russia helped performance during the period.

From an industry standpoint, an overweight to the real estate development sector enhanced returns, although issue selection within the industry detracted. The Fund maintained an underweight exposure to the banking sector, which also detracted from returns, but the more important negative impact on relative returns in this sector came from issue selection. Allocation decisions to media and cable companies enhanced returns, with particular success in Argentina.

We view the recent moves in EM debt prices, currencies, and local interest rates as part of an early stage adjustment to the normalization in monetary policies in developed markets and to an ongoing recovery of the U.S. economy. While the timing of the Fed’s tapering remains uncertain as of the date of this report and a focal point for investors, it seems to us that monetary policy in the developed world is likely to remain accommodative for at least the next twelve months. These macro factors tend to have an indirect impact on the operation of most corporations in their respective countries. They do, however, have a direct impact on investor sentiment and will positively influence the environment for EM corporate investments, in our view. More importantly, we believe that fundamental credit quality of the Fund’s portfolio companies will remain the key driver of returns over the medium to long term.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	5

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2013 (Unaudited)

The Citigroup High Yield Market Index (previously the Salomon Smith Barney High Yield Market Index) is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index comprises Citigroup’s broadest market measure and includes cash-pay and deferred-interest securities. All the bonds in the high-yield indices are publicly placed, have a fixed coupon and are nonconvertible.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Source: JP Morgan Chase.

The JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure. Source: JP Morgan Chase.

Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa.

It is not possible to invest directly in an index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”.

Basis Point – a unit equal to one hundredth of a percentage point.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in U.S. dollar, while sovereign debt described as local is issued in a foreign currency.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

The S&P 500 – is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It differs from other U.S. stock market indices such as the Dow Jones Industrial Average and the Nasdaq due to its diverse constituency and weighting methodology.

Quantitative Easing (QE) – is an unconventional monetary policy used by central banks to stimulate the national economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying financial assets from commercial banks and other private institutions, thus increasing the monetary base. This is distinguished from the more usual policy of buying or selling government bonds in order to keep market interest rates at a specified target value.

6	www.shiplp.com

Stone Harbor Investment Funds	Disclosure of Fund Expenses
November 30, 2013 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2013 and held until November 30, 2013.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$941.00	0.68%	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45

STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,025.20	0.55%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$922.90	0.86%	$4.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Institutional Class
Actual	$1,000.00	$980.20	1.00%	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	7

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2013 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown	% of TNA
Venezuela	9.43%
Brazil	9.24%
Indonesia	8.75%
Turkey	8.69%
Mexico	7.33%
Russia	6.45%
South Africa	5.99%
Colombia	5.31%
Kazakhstan	3.74%
Chile	3.23%
China	2.27%
Peru	2.24%
Ukraine	2.23%
Panama	2.17%
Dominican Republic	1.84%
Philippines	1.63%
Poland	1.46%
Hungary	1.12%
Iraq	1.03%
Croatia	0.99%
Romania	0.95%
El Salvador	0.90%
Malaysia	0.77%
Uruguay	0.76%
Ghana	0.72%
Azerbaijan	0.64%
India	0.56%
Mozambique	0.50%
Slovakia	0.48%
United Arab Emirates	0.47%
Nigeria	0.30%
Ivory Coast	0.29%
Morocco	0.27%
Macau	0.13%
Singapore	0.12%
Argentina	0.03%
Honduras	0.02%
Gabon	0.00%	*
Stone Harbor Emerging Markets Corporate Debt Fund	0.78%
Total	93.82%
Short Term Investments	4.85%
Other Assets in Excess of Liabilities	1.33%
Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	% of TNA
Exploration & Production	9.72%
Healthcare	8.79%
Technology	8.41%
Media Cable	6.19%
Food/Beverage/Tobacco	5.01%
Electric	4.59%
Wirelines	4.27%
Metals/Mining/Steel	4.16%
Chemicals	3.82%
Wireless	3.61%
Gaming	3.33%
Drillers/Services	3.25%
Paper/Forest Products	3.04%
Media Other	2.65%
Services Other	2.51%
Consumer Products	2.02%
Containers/Packaging	1.95%
Publishing/Printing	1.83%
Industrial Other	1.68%
Building Products	1.64%
Lodging	1.44%
Retail Non Food/Drug	1.31%
Non Captive Finance	1.23%
Automotive	1.22%
Textile/Apparel	1.22%
Aerospace/Defense	1.08%
Banking	0.95%
Gas Pipelines	0.90%
Pharmaceuticals	0.84%
Financial - Other	0.59%
Home Builders	0.58%
Restaurants	0.51%
Environmental Services	0.49%
Refining	0.45%
Leisure	0.39%
Satellite	0.35%
Life Insurance	0.33%
Retail Food/Drug	0.28%
Railroads	0.05%
Airlines	0.04%
Transportation Non Air/Rail	0.00%	*
Total	96.73%
Short Term Investments	3.35%
Other Assets in Excess of Liabilities	-0.08%
Total Net Assets	100.00%

*Amount	represents less than 0.005% of net assets.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2013 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown	% of TNA
Brazil	12.94%
Mexico	12.26%
South Africa	12.15%
Indonesia	8.77%
Malaysia	4.97%
Turkey	4.89%
Russia	4.85%
Poland	4.94%
Colombia	4.54%
Thailand	4.35%
Hungary	2.33%
Peru	1.59%
Venezuela	1.51%
Chile	0.13%
Total	80.22%
Short Term Investments	15.10%
Other Assets in Excess of Liabilities	4.68%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Country Breakdown	% of TNA
Brazil	15.48%
Russia	9.84%
Mexico	6.77%
United Arab Emirates	6.47%
Turkey	6.09%
China	5.43%
Colombia	5.34%
Indonesia	5.07%
India	4.83%
Peru	4.73%
Hong Kong	4.17%
Chile	3.44%
Qatar	3.15%
South Korea	2.46%
South Africa	1.85%
Venezuela	1.74%
Kazakhstan	1.64%
Macau	1.42%
Thailand	1.34%
Jamaica	1.29%
Singapore	1.28%
Ukraine	1.22%
Ghana	0.95%
Malaysia	0.51%
Philippines	0.24%
Total	96.75%
Short Term Investments	2.34%
Other Assets in Excess of Liabilities	0.91%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	9

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Index Global Diversified (JP Morgan EMBI Global Diversified).

The JP Morgan EMBI Global Diversified limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns (Inception, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Emerging Markets Debt Fund	-5.90%	-8.10%	4.16%	14.71%	8.04%
JP Morgan EMBI Global Diversified	-2.81%	-5.06%	5.76%	13.22%	8.15%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

10	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate bonds that were previously investment-grade rated but have recently been downgraded) and capping the par value of individual issuers at US $10 billion par amount outstanding.

Average Annual Total Returns (Inception, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor High Yield Bond Fund	2.52%	9.03%	9.25%	16.09%	8.33%
Citigroup High Yield Market Capped Index	2.27%	8.30%	9.61%	18.90%	8.95%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	11

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan Global Bond Index – Emerging Markets Global Diversified (JP Morgan GBI-EM Global Diversified).

The JP Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Average Annual Total Returns (Inception, June 30, 2010)

	6 Months	1 Year	3 Years	Since Inception
Stone Harbor Local Markets Fund	-7.71%	-9.87%	0.57%	2.71%
JP Morgan GBI-EM Global Diversified	-5.49%	-6.50%	2.69%	4.83%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2013 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JP Morgan Corporate Emerging Market Bond Index – Broad Diversified (JP Morgan CEMBI Broad Diversified).

The JP Morgan CEMBI Broad is a market capitalization weighted index that tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. The CEMBI Broad Diversified limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

Average Annual Total Returns (Inception, June 1, 2011)

	6 Months	1 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	-1.98%	-1.02%	0.97%
JP Morgan CEMBI Broad Diversified	-1.00%	0.12%	4.83%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	13

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 67.17%
Argentina - 0.03%
Republic of Argentina:
	USD	0.000%	03/31/2023	184,000	$134,320	(1)
	USD	6.000%	03/31/2023	480,000	367,200	(1)

					501,520

Brazil - 7.75%
Brazil Loan Trust 1	USD	5.477%	07/24/2023	19,576,715	19,743,117	(2)
Nota Do Tesouro Nacional	BRL	10.000%	01/01/2023	134,472,000	49,330,400
Republic of Brazil:
	USD	4.875%	01/22/2021	4,097,000	4,353,063
	USD	2.625%	01/05/2023	17,855,000	15,368,691
	USD	4.250%	01/07/2025	9,972,000	9,403,596
	USD	8.750%	02/04/2025	834,000	1,121,730
	USD	8.250%	01/20/2034	16,529,000	20,867,862
	USD	7.125%	01/20/2037	23,747,000	27,071,580

					147,260,039

Colombia - 3.60%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,800,000,000	5,118,205	(3)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	2,803,896
	USD	7.375%	01/27/2017	1,838,000	2,132,080
	USD	7.375%	03/18/2019	2,808,000	3,394,170
	USD	11.750%	02/25/2020	3,851,000	5,593,577
	USD	4.375%	07/12/2021	3,520,000	3,643,200
	USD	2.625%	03/15/2023	3,539,000	3,123,168
	USD	4.000%	02/26/2024	3,694,000	3,576,716
	USD	8.125%	05/21/2024	25,000	32,437
	COP	9.850%	06/28/2027	4,740,000,000	3,054,304
	USD	10.375%	01/28/2033	2,006,000	2,973,895
	USD	7.375%	09/18/2037	26,572,000	32,484,270
	USD	6.125%	01/18/2041	387,000	411,188

					68,341,106

Croatia - 0.99%
Croatia Government International Bond:
	USD	5.500%	04/04/2023	10,139,000	9,741,044	(3)
	USD	6.000%	01/26/2024	9,334,000	9,142,653	(2)

					18,883,697

Dominican Republic - 1.84%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	7,919,601	8,572,968	(3)
	USD	7.500%	05/06/2021	21,665,000	23,452,363	(3)
	USD	5.875%	04/18/2024	3,178,000	2,979,375	(2)

					35,004,706

El Salvador - 0.90%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	237,600	(2)
	USD	7.375%	12/01/2019	2,068,000	2,233,440	(3)
	USD	7.750%	01/24/2023	1,014,000	1,100,190	(3)
	USD	8.250%	04/10/2032	1,000,000	1,100,000	(3)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
El Salvador (continued)
Republic of El Salvador: (continued)
	USD	7.650%	06/15/2035	12,326,000	$12,510,890	(3)

					17,182,120

Gabon - 0.00%(4)
Republic of Gabon	USD	8.200%	12/12/2017	50,000	58,500	(2)

Ghana - 0.65%
Republic of Ghana:
	USD	8.500%	10/04/2017	7,766,000	8,406,695	(3)
	USD	7.875%	08/07/2023	4,079,000	4,012,716	(3)

					12,419,411

Honduras - 0.02%
Honduras Government International Bond	USD	7.500%	03/15/2024	460,000	427,800	(3)

Hungary - 1.12%
Republic of Hungary:
	GBP	5.000%	03/30/2016	668,000	1,139,512
	USD	6.250%	01/29/2020	2,444,000	2,635,293
	USD	6.375%	03/29/2021	13,042,000	14,023,546
	USD	5.750%	11/22/2023	3,470,000	3,447,187

					21,245,538

Indonesia - 8.10%
Republic of Indonesia:
	USD	6.875%	01/17/2018	6,424,000	7,206,925	(3)
	USD	11.625%	03/04/2019	2,170,000	2,918,650	(2)
	USD	11.625%	03/04/2019	18,110,000	24,357,950	(3)
	IDR	7.875%	04/15/2019	59,940,000,000	4,941,762
	USD	5.875%	03/13/2020	2,977,000	3,203,996	(3)
	USD	4.875%	05/05/2021	10,421,000	10,466,592	(3)
	USD	3.750%	04/25/2022	6,093,000	5,521,781	(3)
	IDR	7.000%	05/15/2022	16,100,000,000	1,216,332
	USD	3.375%	04/15/2023	22,727,000	19,616,242	(2)
	IDR	8.375%	03/15/2024	171,249,000,000	14,082,859
	IDR	9.000%	03/15/2029	46,100,000,000	3,791,087
	USD	8.500%	10/12/2035	24,788,000	30,101,928	(3)
	USD	6.625%	02/17/2037	2,597,000	2,613,231	(2)
	USD	6.625%	02/17/2037	6,286,000	6,325,288	(3)
	USD	7.750%	01/17/2038	15,431,000	17,668,495	(3)

					154,033,118

Iraq - 0.62%
Republic of Iraq	USD	5.800%	01/15/2028	13,894,000	11,757,798	(3)

Ivory Coast - 0.29%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	6,102,000	5,476,545	(3)(5)

Mexico - 6.31%
Mexican Bonos:
	MXN	8.000%	12/07/2023	350,022,000	30,187,886
	MXN	10.000%	12/05/2024	249,849,000	24,851,556

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico (continued)
United Mexican States:
	USD	5.950%	03/19/2019	4,442,000	$5,141,615
	USD	4.000%	10/02/2023	20,948,000	20,811,838
	USD	8.300%	08/15/2031	479,000	647,848
	USD	6.750%	09/27/2034	10,351,000	12,007,160
	USD	6.050%	01/11/2040	17,540,000	18,811,650
	USD	4.750%	03/08/2044	8,566,000	7,559,495

					120,019,048

Morocco - 0.27%
Moroccan Government	USD	4.250%	12/11/2022	5,560,000	5,143,000	(2)

Mozambique - 0.50%
Mozambique EMATUM Finance 2020 BV	USD	6.305%	09/11/2020	9,997,000	9,484,654

Nigeria - 0.30%
Republic of Nigeria	USD	6.375%	07/12/2023	5,479,000	5,691,311	(2)

Panama - 2.17%
Republic of Panama:
	USD	5.200%	01/30/2020	1,445,000	1,571,437
	USD	9.375%	01/16/2023	450,000	603,000
	USD	8.875%	09/30/2027	6,661,000	8,992,350
	USD	9.375%	04/01/2029	19,652,000	27,414,540
	USD	8.125%	04/28/2034	2,059,000	2,645,815

					41,227,142

Peru - 1.78%
Republic of Peru:
	USD	7.350%	07/21/2025	4,165,000	5,273,931
	USD	8.750%	11/21/2033	10,379,000	14,556,548
	USD	6.550%	03/14/2037	1,970,000	2,235,950
	USD	5.625%	11/18/2050	11,897,000	11,837,515

					33,903,944

Philippines - 1.63%
Republic of Philippines:
	USD	9.500%	02/02/2030	8,226,000	12,369,848
	USD	7.750%	01/14/2031	13,764,000	18,237,300
	USD	6.375%	01/15/2032	366,000	430,736

					31,037,884

Poland - 1.46%
Republic of Poland:
	USD	6.375%	07/15/2019	12,669,000	14,849,294
	USD	5.125%	04/21/2021	11,809,000	12,899,716

					27,749,010

Romania - 0.95%
Romanian Government International Bond	USD	6.750%	02/07/2022	15,932,000	18,046,973	(3)

Russia - 4.46%
Russian Federation:
	USD	4.875%	09/16/2023	6,200,000	6,355,000	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia (continued)
Russian Federation: (continued)
	USD	12.750%	06/24/2028	8,739,000	$14,976,461	(3)
	USD	7.500%	03/31/2030	54,162,031	63,518,523	(3)(5)

					84,849,984

Slovakia - 0.48%
Republic of Slovakia	USD	4.375%	05/21/2022	8,831,000	9,132,839	(2)

South Africa - 5.57%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	72,930,000	8,027,005
	ZAR	8.250%	09/15/2017	10,270,000	1,048,873
	ZAR	8.000%	12/21/2018	276,080,000	27,916,871
	USD	6.875%	05/27/2019	8,113,000	9,360,374
	USD	5.500%	03/09/2020	7,679,000	8,254,925
	USD	5.875%	05/30/2022	5,256,000	5,676,480
	USD	4.665%	01/17/2024	11,503,000	11,114,774
	USD	5.875%	09/16/2025	33,077,000	34,482,773

					105,882,075

Turkey - 8.16%
Republic of Turkey:
	TRY	6.500%	01/07/2015	7,173,000	3,467,642
	USD	7.000%	09/26/2016	2,884,000	3,204,845
	USD	7.500%	07/14/2017	7,869,000	8,950,987
	TRY	6.300%	02/14/2018	20,640,000	9,308,902
	USD	6.750%	04/03/2018	8,441,000	9,432,817
	TRY	8.300%	06/20/2018	18,960,000	9,140,838
	USD	7.000%	03/11/2019	3,305,000	3,730,519
	USD	7.500%	11/07/2019	19,865,000	22,993,738
	USD	7.000%	06/05/2020	4,272,000	4,827,360
	USD	5.625%	03/30/2021	1,053,000	1,095,120
	USD	5.125%	03/25/2022	9,201,000	9,154,995
	USD	6.250%	09/26/2022	12,872,000	13,756,950
	TRY	7.100%	03/08/2023	13,182,000	5,691,308
	USD	3.250%	03/23/2023	16,673,000	14,297,098
	USD	7.375%	02/05/2025	7,264,000	8,135,680
	USD	8.000%	02/14/2034	11,685,000	13,700,662
	USD	6.875%	03/17/2036	12,403,000	12,945,631
	USD	7.250%	03/05/2038	1,285,000	1,399,044

					155,234,136

Ukraine - 1.71%
Ukraine Government:
	USD	6.875%	09/23/2015	208,000	195,000	(3)
	USD	6.875%	09/23/2015	1,723,000	1,615,312	(2)
	EUR	4.950%	10/13/2015	6,482,000	8,147,199	(3)
	USD	6.250%	06/17/2016	2,600,000	2,320,500	(2)
	USD	6.250%	06/17/2016	14,090,000	12,575,325	(3)
	USD	6.580%	11/21/2016	2,053,000	1,832,303	(3)
	USD	9.250%	07/24/2017	1,594,000	1,482,420	(3)
	USD	6.750%	11/14/2017	4,950,000	4,356,000	(3)

					32,524,059

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Uruguay - 0.76%
Republic of Uruguay:
	USD	8.000%	11/18/2022	2,598,310	$3,208,913
	USD	6.875%	09/28/2025	1,148,125	1,331,825	(6)
	USD	7.875%	01/15/2033	1,125,800	1,407,250
	USD	7.625%	03/21/2036	6,979,404	8,532,321

					14,480,309

Venezuela - 4.75%
Republic of Venezuela:
	USD	5.750%	02/26/2016	3,475,000	2,897,281	(3)
	USD	13.625%	08/15/2018	1,051,000	1,024,725	(3)
	USD	13.625%	08/15/2018	1,669,000	1,585,550
	USD	7.000%	12/01/2018	3,370,000	2,527,500	(3)
	USD	7.750%	10/13/2019	14,121,100	10,449,614	(3)
	USD	6.000%	12/09/2020	4,600,000	3,013,000	(3)
	USD	12.750%	08/23/2022	40,405,700	36,870,201	(3)
	USD	9.000%	05/07/2023	6,908,700	4,974,264	(3)
	USD	8.250%	10/13/2024	27,802,200	18,905,496	(3)
	USD	7.650%	04/21/2025	4,497,000	2,934,292	(3)
	USD	11.950%	08/05/2031	5,395,000	4,437,388
	USD	9.375%	01/13/2034	928,000	663,520

					90,282,831

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,277,281,097

(Cost $1,356,517,195)

BANK LOANS - 0.06%(7)

Indonesia - 0.06%
PT Bumi Resources	USD	11.177%	08/07/2013	1,181,017	767,661
PT Bumi Tranche A	USD	15.000%	01/18/2014	577,486	230,995
PT Bumi Tranche B	USD	15.000%	01/18/2014	460,908	184,363

					1,183,019

TOTAL BANK LOANS					1,183,019

(Cost $2,219,410)

CORPORATE BONDS - 23.86%
Azerbaijan - 0.64%
State Oil Co. of the Azerbaijan Republic	USD	4.750%	03/13/2023	5,705,000	5,362,700
State Oil Company	USD	5.450%	02/09/2017	6,323,000	6,726,091

					12,088,791

Brazil - 1.49%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	1,500,000	1,455,000	(2)
Banco do Brasil SA	USD	3.875%	10/10/2022	1,494,000	1,311,545
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	225,000	230,625	(3)
	USD	8.500%	01/21/2049	1,443,000	1,479,075	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil (continued)
Centrais Eletricas Brasileiras SA	USD	5.750%	10/27/2021	2,319,000	$2,266,823	(3)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	2,639,000	2,427,880	(2)
ESAL GmbH	USD	6.250%	02/05/2023	2,466,000	2,237,895	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	660,000	598,950	(2)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	825,000	864,188	(3)(5)
Hypermarcas SA	USD	6.500%	04/20/2021	978,000	1,029,345	(2)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	658,000	639,905	(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	1,396,000	1,378,550	(2)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	1,588,000	1,722,980
Odebrecht Drilling Norbe VIII/IX Ltd.:
	USD	6.350%	06/30/2021	360,750	367,965	(3)
	USD	6.350%	06/30/2021	648,425	661,393	(2)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	1,803,000	1,843,567	(2)
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	1,735,957	1,779,356	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	4,097,000	3,687,300	(2)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	1,389,100	1,337,009	(2)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	1,200,000	1,110,000	(2)

					28,429,351

Chile - 3.23%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,231,941	(2)
Cencosud SA:
	USD	5.500%	01/20/2021	2,000,000	2,060,000	(2)
	USD	4.875%	01/20/2023	1,908,000	1,817,370	(2)
CFR International SpA	USD	5.125%	12/06/2022	500,000	465,312	(2)
Codelco, Inc.:
	USD	7.500%	01/15/2019	3,216,000	3,887,748	(3)
	USD	3.875%	11/03/2021	6,970,000	6,876,277	(3)
	USD	3.000%	07/17/2022	14,167,000	12,879,550	(2)
	USD	4.500%	08/13/2023	7,856,000	7,898,375	(2)
	USD	6.150%	10/24/2036	12,412,000	13,248,422	(3)
	USD	4.250%	07/17/2042	7,321,000	5,943,447	(2)
ENTEL Chile SA	USD	4.875%	10/30/2024	1,150,000	1,133,469	(2)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	1,497,000	1,530,683	(2)
Telefonica Chile SA	USD	3.875%	10/12/2022	488,000	454,450	(2)

					61,427,044

China - 2.27%
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	900,000	847,719	(3)
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	1,250,000	1,124,074
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	500,000	560,625	(3)
	USD	7.250%	04/04/2021	1,400,000	1,394,750	(2)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	1,928,000	1,981,020	(2)
Longfor Properties Co. Ltd.	USD	6.875%	10/18/2019	1,397,000	1,428,432
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	200,000	209,096	(2)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,648,250	(3)
	USD	4.500%	11/12/2020	18,617,000	19,001,348	(2)
	USD	6.300%	11/12/2040	4,685,000	4,918,664	(3)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China (continued)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,584,000	$4,194,979	(2)
Sinopec Group Overseas Development 2012 Ltd.	USD	3.900%	05/17/2022	1,071,000	1,053,612	(3)
Texhong Textile Group Ltd.:
	USD	7.625%	01/19/2016	343,000	361,007	(2)
	USD	7.625%	01/19/2016	439,000	462,048	(3)

					43,185,624

Colombia - 0.48%
Bancolombia SA	USD	5.125%	09/11/2022	1,739,000	1,608,575
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	1,392,000	1,437,240	(2)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	550,000	574,750	(2)
	USD	4.750%	09/26/2022	974,000	894,862	(2)
Gruposura Finance	USD	5.700%	05/18/2021	491,000	506,957	(2)
Millicom International Cellular SA	USD	6.625%	10/15/2021	786,000	804,471	(2)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	2,417,000	2,193,428	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	1,000,000	1,033,875	(2)

					9,054,158

Ghana - 0.07%
Tullow Oil PLC	USD	6.000%	11/01/2020	1,300,000	1,314,625	(2)

India - 0.56%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	1,692,000	1,552,410	(2)
ICICI Bank Ltd.	USD	5.750%	11/16/2020	508,000	519,526	(2)
ICICI Bank Ltd./Hong Kong	USD	5.750%	11/16/2020	877,000	896,899	(3)
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	1,710,000	1,731,948	(2)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	4,044,000	3,902,460	(2)
	USD	8.250%	06/07/2021	902,000	908,765	(2)
	USD	7.125%	05/31/2023	1,194,000	1,104,450	(2)

					10,616,458

Indonesia - 0.58%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	211,750	(3)
Indo Energy Finance BV	USD	7.000%	05/07/2018	500,000	505,000	(2)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	1,214,000	1,028,865	(2)
Indosat Palapa Co. BV:
	USD	7.375%	07/29/2020	241,000	261,214	(2)
	USD	7.375%	07/29/2020	1,850,000	2,005,169	(3)
Listrindo Capital BV	USD	6.950%	02/21/2019	1,361,000	1,415,440	(2)
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,051,651	(3)
PT Adaro Indonesia	USD	7.625%	10/22/2019	2,447,000	2,584,644	(3)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	1,117,000	1,066,735	(2)

					11,130,468

Kazakhstan - 3.74%
KazMunayGas National Co. JSC:
	USD	11.750%	01/23/2015	13,511,000	14,971,877	(3)
	USD	9.125%	07/02/2018	1,449,000	1,760,535	(3)
	USD	9.125%	07/02/2018	9,516,000	11,561,940	(2)
	USD	7.000%	05/05/2020	739,000	833,223	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Kazakhstan (continued)
KazMunayGas National Co. JSC: (continued)
	USD	7.000%	05/05/2020	6,662,000	$7,511,405	(3)
	USD	6.375%	04/09/2021	3,945,000	4,290,188	(2)
	USD	6.375%	04/09/2021	17,538,000	19,072,575	(3)
	USD	4.400%	04/30/2023	5,426,000	5,039,397	(2)
	USD	5.750%	04/30/2043	3,065,000	2,658,887	(2)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,275,000	3,430,562	(2)

					71,130,589

Macau - 0.13%
MCE Finance Ltd.	USD	5.000%	02/15/2021	921,000	895,673	(2)
Wynn Macau Ltd.	USD	5.250%	10/15/2021	1,500,000	1,518,750	(2)

					2,414,423

Malaysia - 0.77%
IOI Investment L BHD	USD	4.375%	06/27/2022	225,000	213,735
Penerbangan Malaysia BHD	USD	5.625%	03/15/2016	1,195,000	1,311,718	(3)
Petroliam Nasional BHD	USD	7.625%	10/15/2026	2,742,000	3,491,680	(3)
Petronas Capital Ltd.	USD	7.875%	05/22/2022	7,567,000	9,634,450	(3)

					14,651,583

Mexico - 1.02%
BBVA Bancomer SA	USD	6.750%	09/30/2022	920,000	978,650	(2)
Cemex Finance LLC	USD	9.375%	10/12/2022	1,823,000	2,028,087	(2)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	2,338,000	2,630,250	(2)
	USD	7.250%	01/15/2021	779,000	793,606	(2)
Comision Federal de Electricidad	USD	4.875%	01/15/2024	1,784,000	1,777,028	(2)
Grupo Bimbo SAB de CV:
	USD	4.875%	06/30/2020	400,000	420,291	(2)
	USD	4.500%	01/25/2022	800,000	803,198	(2)
Metalsa SAB de CV	USD	4.900%	04/24/2023	1,726,000	1,600,865	(2)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	2,861,000	2,696,493	(2)
Pemex Project Funding Master Trust	EUR	5.500%	02/24/2025	2,275,000	3,524,064	(3)
Petroleos Mexicanos	USD	6.500%	06/02/2041	2,129,000	2,155,613

					19,408,145

Peru - 0.46%
Ajecorp BV	USD	6.500%	05/14/2022	973,000	975,432	(2)
Banco de Credito del Peru:
	USD	5.375%	09/16/2020	526,000	545,725	(2)
	USD	5.375%	09/16/2020	1,465,000	1,519,938	(3)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	778,000	767,302	(2)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	1,506,000	1,385,520	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	785,000	847,800	(2)
Southern Copper Corp.:
	USD	6.750%	04/16/2040	1,167,000	1,110,130
	USD	5.250%	11/08/2042	962,000	778,176
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	836,000	785,840	(2)

					8,715,863

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia - 1.99%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	2,750,000	$2,908,125	(2)
EDC Finance Ltd.	USD	4.875%	04/17/2020	975,000	953,062	(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	1,230,000	1,245,375	(2)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	948,000	852,015	(2)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	7,874,000	9,753,917	(3)
	USD	4.950%	02/06/2028	6,070,000	5,341,600	(2)
	USD	7.288%	08/16/2037	1,642,000	1,740,520	(3)
Metalloinvest Finance Ltd.:
	USD	6.500%	07/21/2016	1,137,000	1,205,220	(2)
	USD	5.625%	04/17/2020	335,000	327,881	(2)
Mobile Telesystems OJSC via MTS International Funding Ltd.	USD	5.000%	05/30/2023	1,650,000	1,544,813	(2)
Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,320,000	1,369,500	(3)
	USD	6.000%	06/03/2021	2,342,000	2,412,260	(3)(8)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	1,000,000	970,000	(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,266,000	1,360,950	(2)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	2,317,000	2,484,983	(3)
	USD	6.950%	10/17/2022	1,500,000	1,533,750	(3)
	USD	6.250%	06/30/2035	1,085,000	1,156,881	(3)
Wind Acquisition Finance SA	USD	12.250%	07/15/2017	700,000	726,250	(2)(6)

					37,887,102

Singapore - 0.12%
STATS ChipPAC Ltd.:
	USD	5.375%	03/31/2016	153,000	158,164	(3)
	USD	4.500%	03/20/2018	2,096,000	2,103,860	(2)

					2,262,024

South Africa - 0.42%
Eskom Holdings SOC Ltd.	USD	6.750%	08/06/2023	7,174,000	7,281,610	(2)
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	900,000	753,750	(3)

					8,035,360

Turkey - 0.53%
Akbank TAS:
	USD	3.875%	10/24/2017	2,050,000	2,034,625	(2)
	USD	5.000%	10/24/2022	750,000	691,875	(3)
KOC Holding AS	USD	3.500%	04/24/2020	2,500,000	2,212,500	(2)
Turkiye Garanti Bankasi AS:
	USD	4.000%	09/13/2017	1,000,000	1,001,250	(2)
	USD	5.250%	09/13/2022	3,122,000	2,911,265	(2)
Turkiye Is Bankasi	USD	5.500%	04/21/2019	1,200,000	1,215,000	(2)

					10,066,515

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 0.21%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,115,000	$2,009,250	(2)
Metinvest BV	USD	8.750%	02/14/2018	1,437,000	1,278,930	(2)
Mriya Agro Holding PLC	USD	9.450%	04/19/2018	864,000	738,720	(2)

					4,026,900

United Arab Emirates - 0.47%
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	3,350,000	5,680,359
Emaar Sukuk Ltd.	USD	6.400%	07/18/2019	3,000,000	3,255,750

					8,936,109

Venezuela - 4.68%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	19,549,747	17,741,395
	USD	5.000%	10/28/2015	42,018,707	34,231,590
	USD	5.250%	04/12/2017	510,800	356,922	(3)
	USD	8.500%	11/02/2017	45,840,200	36,614,860	(3)

					88,944,767

TOTAL CORPORATE BONDS					453,725,899

(Cost $471,172,213)

PARTICIPATION NOTES - 0.31%
Ukraine - 0.31%
Ukreximbank Biz Finance PLC	USD	8.375%	04/27/2015	6,358,000	5,785,780	(3)

TOTAL PARTICIPATION NOTES					5,785,780

(Cost $6,120,723)

CREDIT LINKED NOTES - 1.64%
Colombia - 1.23%
Titulos de Tesoreria - Series B:
Citigroup Global Markets	COP	11.000%	07/24/2020	3,000,000,000	1,887,112
Citigroup Global Markets	COP	11.000%	07/24/2020	3,500,000,000	2,201,631	(2)
Citigroup Global Markets	COP	11.000%	07/24/2020	4,000,000,000	2,516,149
Citigroup Global Markets	COP	11.000%	07/24/2020	5,700,000,000	3,585,512
Citigroup Global Markets	COP	11.000%	07/27/2020	1,960,000,000	1,232,913
Citigroup Global Markets	COP	7.000%	05/04/2022	7,130,000,000	3,700,440
JPMorgan Chase & Co.	COP	7.000%	05/04/2022	16,010,000,000	8,307,632

					23,431,389

Iraq - 0.41%
Republic of Iraq:
Bank of America - Merrill Lynch	JPY	2.520%	01/01/2028	430,974,362	2,439,994	(8)
Bank of America - Merrill Lynch	JPY	2.520%	01/01/2028	947,870,488	5,366,439	(8)

					7,806,433

TOTAL CREDIT LINKED NOTES					31,237,822

(Cost $37,031,530)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
OPEN-END FUNDS - 0.78%
United States - 0.78%
Stone Harbor Emerging Markets Corporate Debt Fund	USD	N/A	N/A	1,665,074	$14,869,110	(9)

TOTAL OPEN-END FUNDS					14,869,110

(Cost $15,229,508)

SHORT TERM INVESTMENTS - 4.85%
Money Market Mutual Funds - 4.85%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.07715%	N/A	92,134,481	92,134,481

TOTAL SHORT TERM INVESTMENTS					92,134,481

(Cost $92,134,481)

Total Investments - 98.67%					1,876,217,208
(Cost $1,980,425,060)
Other Assets In Excess of Liabilities - 1.33%					25,349,532

Net Assets - 100.00%					$1,901,566,740

* The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
IDR	-	Indonesian Rupiah
JPY	-	Japanese Yen
MXN	-	Mexican Peso
PEN	-	Peruvian Nuevo Sol
PHP	-	Phillipine Peso
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Security is currently in default/non-income producing.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $288,235,012, which represents approximately 15.16% of net assets as of November 30, 2013.

(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $586,148,590, which represents approximately 30.82% of net assets.

(4)	Amount represents less than 0.005% of net assets.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2013.
(6)	Pay-in-kind securities.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2013. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(8)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2013.
(9)	Affiliated with the Fund, as each is a series of Stone Harbor Investment Partners LP and have the same investment adviser.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
Bhd	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	-	Sociedad Anonima Bursatil is the Spanish term used for publicly held company.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	20,503,662	Sale	12/03/2013	$8,773,631	$534,369
JPMorgan Chase & Co.	JPY	850,592,000	Sale	12/27/2013	8,305,244	307,910
Citigroup Global Markets	PHP	795,126,860	Sale	12/12/2013	18,177,895	185,312

						$1,027,591

Citigroup Global Markets	BRL	20,503,662	Purchase	12/03/2013	$8,773,631	$(153,036)
JPMorgan Chase & Co.	EUR	8,720,000	Sale	12/27/2013	11,848,642	(88,806)
JPMorgan Chase & Co.	GBP	4,328,700	Sale	12/27/2013	7,081,594	(194,806)
Citigroup Global Markets	PEN	107,611,891	Purchase	12/20/2013	38,337,659	(235,227)
Citigroup Global Markets	PHP	795,126,860	Purchase	12/12/2013	18,177,895	(475,027)

						$(1,146,902)

**	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	25

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 90.57%
Aerospace/Defense - 0.96%
CPI International, Inc.	USD	8.000%	02/15/2018	1,575,000	$1,638,000
Erickson Air-Crane, Inc.	USD	8.250%	05/01/2020	1,587,000	1,624,691	(1)

					3,262,691

Automotive - 1.15%
Chrysler Group LLC	USD	8.000%	06/15/2019	1,515,000	1,689,225
The Goodyear Tire & Rubber Co.:
	USD	6.500%	03/01/2021	1,488,000	1,584,720
	USD	7.000%	05/15/2022	608,000	658,160

					3,932,105

Banking - 0.95%
LBG Capital No. 1 PLC, Series 15	EUR	6.439%	05/23/2020	1,213,000	1,727,347
Provident Funding Associates LP:
	USD	10.125%	02/15/2019	864,000	956,880	(1)
	USD	6.750%	06/15/2021	555,000	566,100	(1)

					3,250,327

Building Products - 1.64%
American Builders & Contractors Supply Co., Inc.	USD	5.625%	04/15/2021	1,140,000	1,157,100	(1)
Griffon Corp.	USD	7.125%	04/01/2018	844,000	905,190
Norbord, Inc.	USD	5.375%	12/01/2020	930,000	933,487	(1)
Norcraft Cos. LP	USD	10.500%	12/15/2015	1,216,000	1,252,230
RSI Home Products, Inc.	USD	6.875%	03/01/2018	1,261,000	1,327,203	(1)

					5,575,210

Chemicals - 3.82%
CeramTec Group GmbH	EUR	8.250%	08/15/2021	1,225,000	1,797,701	(2)
Chemtura Corp.	USD	5.750%	07/15/2021	2,527,000	2,571,222
Hexion US Finance Corp.	USD	6.625%	04/15/2020	2,212,000	2,264,535
Ineos Finance PLC	USD	8.375%	02/15/2019	1,867,000	2,081,705	(1)
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(3)
SPCM SA	USD	6.000%	01/15/2022	1,274,000	1,337,700	(1)
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	USD	8.750%	02/01/2019	2,880,000	2,952,000	(1)

					13,004,863

Consumer Products - 2.02%
ACCO Brands Corp.	USD	6.750%	04/30/2020	2,166,000	2,168,708
Alphabet Holding Co., Inc.	USD	7.750%	11/01/2017	1,286,000	1,330,206	(4)
Spectrum Brands Escrow Corp.	USD	6.375%	11/15/2020	1,678,000	1,791,265	(1)
The Sun Products Corp.	USD	7.750%	03/15/2021	1,821,000	1,575,165	(1)

					6,865,344

Containers/Packaging - 1.95%
ARD Finance SA	USD	11.125%	06/01/2018	1,486,001	1,597,451	(1)(4)
Ardagh Packaging Finance PLC	USD	9.125%	10/15/2020	1,348,000	1,462,580	(1)
Reynolds Group Issuer LLC	USD	9.875%	08/15/2019	2,292,000	2,555,580
Sealed Air Corp.	USD	8.375%	09/15/2021	894,000	1,028,100	(1)

					6,643,711

26	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Drillers/Services - 3.14%
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	827,000	$855,945
	USD	5.000%	03/01/2021	1,077,000	1,066,230
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	2,425,000	2,509,875
Pacific Drilling SA	USD	5.375%	06/01/2020	1,647,000	1,671,705	(1)
Parker Drilling Co.	USD	9.125%	04/01/2018	2,032,000	2,181,860
Trinidad Drilling Ltd.	USD	7.875%	01/15/2019	2,257,000	2,409,348	(1)

					10,694,963

Electric - 3.49%
The AES Corp.	USD	7.375%	07/01/2021	1,825,000	2,071,375
Calpine Corp.	USD	7.875%	01/15/2023	1,550,000	1,705,000	(1)
Edison Mission Energy:
	USD	7.750%	06/15/2016	1,402,000	1,055,005	(3)
	USD	7.200%	05/15/2019	1,488,000	1,123,440	(3)
GenOn Energy, Inc.	USD	9.500%	10/15/2018	3,502,000	4,053,565
NRG Energy, Inc.	USD	7.875%	05/15/2021	1,690,000	1,892,800

					11,901,185

Environmental Services - 0.49%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,606,000	1,658,195

Exploration & Production - 9.56%
Antero Resources Finance Corp.	USD	5.375%	11/01/2021	753,000	761,001	(1)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.	USD	4.750%	11/15/2021	1,454,000	1,352,220	(1)
Bonanza Creek Energy, Inc.	USD	6.750%	04/15/2021	2,048,000	2,176,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
	USD	9.625%	08/01/2020	910,000	1,016,925
	USD	7.625%	01/15/2022	1,340,000	1,353,400	(1)
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,498,000	1,730,190
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI	USD	6.875%	05/01/2019	1,494,000	1,617,255
Forest Oil Corp.	USD	7.250%	06/15/2019	887,000	884,782
Kodiak Oil & Gas Corp.	USD	5.500%	01/15/2021	1,135,000	1,140,675	(1)
Laredo Petroleum, Inc.	USD	7.375%	05/01/2022	1,018,000	1,107,075
Linn Energy LLC	USD	7.750%	02/01/2021	2,314,000	2,412,345
MEG Energy Corp.:
	USD	6.500%	03/15/2021	1,440,000	1,504,800	(1)
	USD	7.000%	03/31/2024	647,000	661,557	(1)
Midstates Petroleum Co., Inc.	USD	10.750%	10/01/2020	1,876,000	2,054,220
Oasis Petroleum, Inc.:
	USD	7.250%	02/01/2019	2,566,000	2,777,695
	USD	6.875%	03/15/2022	773,000	834,840	(1)
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,680,000	1,629,600
Samson Investment Co.	USD	10.250%	02/15/2020	2,436,000	2,646,105	(1)
SandRidge Energy, Inc.:
	USD	8.750%	01/15/2020	1,364,000	1,479,940
	USD	7.500%	03/15/2021	1,537,000	1,617,693
Venoco, Inc.	USD	8.875%	02/15/2019	1,799,000	1,803,498

					32,561,816

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	27

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Financial - Other - 0.59%
Aircastle Ltd.	USD	6.750%	04/15/2017	1,817,000	$2,025,955

Food/Beverage/Tobacco - 4.58%
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	350,000	614,231	(2)
Boparan Finance PLC	EUR	9.750%	04/30/2018	831,000	1,244,908	(2)
Chiquita Brands International, Inc./Chiquita
Brands LLC	USD	7.875%	02/01/2021	2,400,000	2,577,000	(1)
Del Monte Corp.	USD	7.625%	02/15/2019	1,432,000	1,496,440
Hawk Acquisition Sub, Inc.	USD	4.250%	10/15/2020	1,821,000	1,757,265	(1)
Pilgrim’s Pride Corp.	USD	7.875%	12/15/2018	1,691,000	1,851,645
Post Holdings, Inc.	USD	7.375%	02/15/2022	1,580,000	1,682,700
R&R PLC	EUR	9.250%	05/15/2018	1,450,000	2,039,229	(2)(4)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,206,000	2,341,117

					15,604,535

Gaming - 2.85%
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	2,130,000	2,076,750
MGM Resorts International	USD	6.625%	12/15/2021	3,178,000	3,348,817
Pinnacle Entertainment, Inc.	USD	8.750%	05/15/2020	447,000	496,170
PNK Finance Corp.	USD	6.375%	08/01/2021	2,030,000	2,106,125	(1)
Wynn Macau Ltd.	USD	5.250%	10/15/2021	1,671,000	1,691,888	(1)

					9,719,750

Gas Pipelines - 0.90%
Access Midstream Partners LP/ACMP Finance Corp.	USD	4.875%	05/15/2023	1,526,000	1,503,110
Sabine Pass Liquefaction LLC	USD	5.625%	02/01/2021	1,579,000	1,567,158	(1)

					3,070,268

Healthcare - 8.79%
Biomet, Inc.	USD	6.500%	08/01/2020	2,797,000	2,978,805
Community Health Systems, Inc.	USD	8.000%	11/15/2019	1,517,000	1,657,322
Envision Healthcare Corp., Series WI	USD	8.125%	06/01/2019	1,802,000	1,961,927
Fresenius Medical Care US Finance II, Inc.	USD	5.875%	01/31/2022	1,373,000	1,472,543	(1)
HCA Holdings, Inc.:
	USD	7.750%	05/15/2021	1,337,000	1,465,686
	USD	5.875%	03/15/2022	1,687,000	1,754,480
Health Management Associates, Inc.	USD	7.375%	01/15/2020	345,000	388,125
HealthSouth Corp.	USD	8.125%	02/15/2020	1,862,000	2,057,510
Hologic, Inc.	USD	6.250%	08/01/2020	1,379,000	1,461,740
IASIS Healthcare LLC	USD	8.375%	05/15/2019	2,022,000	2,148,375
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,504,000	1,725,840
	USD	12.500%	11/01/2019	1,610,000	1,795,150
LifePoint Hospitals, Inc.	USD	5.500%	12/01/2021	1,510,000	1,521,325	(1)
Prospect Medical Holdings, Inc.	USD	8.375%	05/01/2019	2,367,000	2,556,360	(1)
Tenet Healthcare Corp.:
	USD	8.125%	04/01/2022	1,393,000	1,514,888
	USD	6.000%	10/01/2020	1,048,000	1,097,125	(1)
United Surgical Partners International, Inc., Series WI	USD	9.000%	04/01/2020	2,113,000	2,377,125

					29,934,326

28	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Home Builders - 0.46%
Lennar Corp.	USD	4.750%	11/15/2022	1,694,000	$1,579,655

Industrial Other - 1.59%
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,671,000	1,833,922	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,328,000	2,217,420
Park-Ohio Industries, Inc.	USD	8.125%	04/01/2021	477,000	528,278
WESCO Distribution, Inc.	USD	5.375%	12/15/2021	825,000	833,250	(1)

					5,412,870

Leisure - 0.39%
AMC Entertainment, Inc.	USD	9.750%	12/01/2020	1,151,000	1,320,772

Life Insurance - 0.33%
American Equity Investment Life Holding Co.	USD	6.625%	07/15/2021	1,072,000	1,118,900

Lodging - 1.43%
Choice Hotels International, Inc.	USD	5.750%	07/01/2022	1,141,000	1,200,902
Hilton Worldwide Finance LLC	USD	5.625%	10/15/2021	1,906,000	1,947,694	(1)
RHP Hotel Properties LP / RHP Finance Corp.	USD	5.000%	04/15/2021	1,753,000	1,726,705

					4,875,301

Media Cable - 6.19%
Cablevision Systems Corp.:
	USD	8.000%	04/15/2020	2,659,000	2,978,080
	USD	5.875%	09/15/2022	2,160,000	2,100,600
CCO Holdings LLC	USD	6.625%	01/31/2022	2,167,000	2,264,515
DISH DBS Corp., Series WI	USD	5.000%	03/15/2023	4,178,000	4,000,435
Mediacom LLC	USD	7.250%	02/15/2022	1,936,000	2,071,520
Nara Cable Funding Ltd.	USD	8.875%	12/01/2018	1,828,000	1,969,670	(1)
Unitymedia KabelBW GmbH	EUR	9.500%	03/15/2021	1,305,000	2,063,451	(2)
UPC Holding BV	EUR	6.375%	09/15/2022	2,625,000	3,633,746	(2)

					21,082,017

Media Other - 2.65%
AMC Networks, Inc.	USD	7.750%	07/15/2021	764,000	863,320
Gray Television, Inc.	USD	7.500%	10/01/2020	1,875,000	1,982,812
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	3,768	0	(3)
Nexstar Broadcasting, Inc., Series WI	USD	6.875%	11/15/2020	2,190,000	2,326,875
Sinclair Television Group, Inc., Series WI	USD	6.125%	10/01/2022	1,785,000	1,818,469
Univision Communications, Inc.	USD	7.875%	11/01/2020	1,829,000	2,043,908	(1)

					9,035,384

Metals/Mining/Steel - 3.80%
APERAM	USD	7.750%	04/01/2018	1,710,000	1,774,125	(1)
ArcelorMittal	USD	6.750%	02/25/2022	2,806,000	3,055,033
Arch Coal, Inc.	USD	7.250%	06/15/2021	2,013,000	1,534,912
Cloud Peak Energy Resources LLC	USD	8.500%	12/15/2019	1,080,000	1,174,500
CONSOL Energy, Inc.	USD	8.250%	04/01/2020	2,581,000	2,819,743
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	2,502,000	2,570,805

					12,929,118

Non Captive Finance - 1.23%
CIT Group, Inc.	USD	5.250%	03/15/2018	2,017,000	2,180,881

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	29

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Non Captive Finance (continued)
International Lease Finance Corp.	USD	8.250%	12/15/2020	1,677,000	$1,995,630

					4,176,511

Paper/Forest Products - 2.92%
Ainsworth Lumber Co. Ltd.	USD	7.500%	12/15/2017	1,470,000	1,591,275	(1)
Cascades, Inc.:
	USD	7.750%	12/15/2017	1,345,000	1,403,844
	USD	7.875%	01/15/2020	1,075,000	1,158,312
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	2,293,000	2,545,230
Mercer International, Inc.	USD	9.500%	12/01/2017	1,639,000	1,802,900
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,364,000	1,439,020

					9,940,581

Pharmaceuticals - 0.85%
Valeant Pharmaceuticals International:
	USD	6.750%	08/15/2018	869,000	961,331	(1)
	USD	7.500%	07/15/2021	1,734,000	1,916,070	(1)

					2,877,401

Publishing/Printing - 1.08%
Gannett Co., Inc.:
	USD	5.125%	10/15/2019	666,000	688,478	(1)
	USD	6.375%	10/15/2023	1,594,000	1,665,730	(1)
IDEARC, Inc.	USD	8.000%	11/15/2016	1,265,000	0	(3)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,356,000	1,322,100

					3,676,308

Refining - 0.45%
Tesoro Logistics LP / Tesoro Logistics Finance Corp., Series WI	USD	6.125%	10/15/2021	1,468,000	1,523,050

Restaurants - 0.51%
Landry’s, Inc.	USD	9.375%	05/01/2020	1,597,000	1,748,715	(1)

Retail Food/Drug - 0.28%
Albertsons, Inc.	USD	8.000%	05/01/2031	1,152,000	964,800

Retail Non Food/Drug - 1.31%
The Bon-Ton Department Stores, Inc.	USD	8.000%	06/15/2021	892,000	898,690
Burlington Holdings LLC/Burlington Holding Finance, Inc.	USD	9.000%	02/15/2018	337,000	348,795	(1)(4)
Limited Brands, Inc.:
	USD	6.950%	03/01/2033	1,106,000	1,100,470
	USD	7.600%	07/15/2037	1,075,000	1,093,812
Petco Holdings, Inc.	USD	8.500%	10/15/2017	986,000	1,008,195	(1)(4)

					4,449,962

Satellite - 0.35%
Intelsat Jackson Holdings SA	USD	7.250%	04/01/2019	1,111,000	1,206,824

Services Other - 2.51%
Brickman Group Holdings, Inc.	USD	9.125%	11/01/2018	966,000	1,037,329	(1)
HD Supply, Inc., Series WI	USD	7.500%	07/15/2020	1,623,000	1,728,495

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Services Other (continued)
Outerwall, Inc.	USD	6.000%	03/15/2019	1,855,000	$1,859,638
ServiceMaster Co.:
	USD	8.000%	02/15/2020	1,083,000	1,088,415
	USD	7.000%	08/15/2020	1,231,000	1,183,299
	USD	7.450%	08/15/2027	249,000	206,047
TransUnion Holding Co., Inc.:
	USD	8.125%	06/15/2018	750,000	800,625
	USD	9.625%	06/15/2018	595,000	644,831

					8,548,679

Technology - 6.26%
Alcatel-Lucent USA, Inc.	USD	6.750%	11/15/2020	1,205,000	1,218,556	(1)
Amkor Technology, Inc.	USD	6.375%	10/01/2022	2,244,000	2,277,660
Artesyn Escrow, Inc.	USD	9.750%	10/15/2020	980,000	1,024,100	(1)
BMC Software Finance, Inc.	USD	8.125%	07/15/2021	1,405,000	1,496,325	(1)
CommScope, Inc.	USD	8.250%	01/15/2019	768,000	848,640	(1)
CyrusOne LP / CyrusOne Finance Corp.	USD	6.375%	11/15/2022	1,520,000	1,565,600
First Data Corp.:
	USD	12.625%	01/15/2021	1,250,000	1,471,875
	USD	7.375%	06/15/2019	1,373,000	1,475,975	(1)
iGATE Corp.	USD	9.000%	05/01/2016	1,690,000	1,814,637
Infor US, Inc.	USD	11.500%	07/15/2018	1,535,000	1,780,600
Magnachip Semiconductor Corp.	USD	6.625%	07/15/2021	1,657,000	1,690,140
NCR Corp.	USD	5.000%	07/15/2022	1,644,000	1,607,010
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,617,000	1,532,108	(1)
SSI Investments II	USD	11.125%	06/01/2018	1,391,000	1,519,668

					21,322,894

Textile/Apparel - 1.22%
Levi Strauss & Co.	USD	6.875%	05/01/2022	1,865,000	2,046,838
Quiksilver, Inc.:
	USD	10.000%	08/01/2020	816,000	909,840
	USD	7.875%	08/01/2018	1,092,000	1,182,090	(1)

					4,138,768

Wireless - 3.61%
Cricket Communications, Inc.	USD	7.750%	10/15/2020	1,101,000	1,266,150
Matterhorn Mobile Holdings SA	EUR	8.250%	02/15/2020	1,248,000	1,856,891	(2)
Mobile Challenger Intermediate Group SA	EUR	8.750%	03/15/2019	1,200,000	1,675,408	(2)(4)
NII International Telecom SCA	USD	11.375%	08/15/2019	920,000	740,600	(1)
Sprint Capital Corp.	USD	8.750%	03/15/2032	2,965,000	3,202,200
T-Mobile USA, Inc.:
	USD	6.125%	01/15/2022	400,000	408,500
	USD	6.731%	04/28/2022	1,600,000	1,674,000
Wind Acquisition Finance SA	USD	6.500%	04/30/2020	1,372,000	1,454,320	(1)

					12,278,069

Wirelines - 4.27%
CenturyLink, Inc.:
Series T	USD	5.800%	03/15/2022	1,806,000	1,792,455
Series U	USD	7.650%	03/15/2042	965,000	875,737
Series W	USD	6.750%	12/01/2023	680,000	696,575

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	31

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Wirelines (continued)
Cincinnati Bell, Inc.:
	USD	8.750%	03/15/2018	1,609,000	$1,707,551
	USD	8.375%	10/15/2020	1,753,000	1,906,388
Citizens Communications Co.	USD	9.000%	08/15/2031	3,064,000	3,102,300
Level 3 Financing, Inc., Series WI	USD	7.000%	06/01/2020	1,719,000	1,830,735
Windstream Corp.	USD	7.500%	04/01/2023	2,541,000	2,614,054

					14,525,795

TOTAL CORPORATE BONDS					308,437,618

(Cost $293,768,107)

CONVERTIBLE CORPORATE BONDS - 1.38%
Aerospace/Defense - 0.12%
Triumph Group, Inc.	USD	2.625%	10/01/2026	145,000	397,300

Airlines - 0.04%
AirTran Holdings, Inc.	USD	5.250%	11/01/2016	84,000	141,802

Automotive - 0.07%
TRW Automotive, Inc.	USD	3.500%	12/01/2015	90,000	238,556

Drillers/Services - 0.03%
Hornbeck Offshore Services, Inc.	USD	1.500%	09/01/2019	74,000	89,632

Exploration & Production - 0.05%
Stone Energy Corp.	USD	1.750%	03/01/2017	156,000	169,163

Home Builders - 0.12%
The Ryland Group, Inc.	USD	0.250%	06/01/2019	446,000	406,139

Industrial Other - 0.09%
Altra Holdings, Inc.	USD	2.750%	03/01/2031	232,000	301,310

Lodging - 0.01%
Home Inns & Hotels Management, Inc.	USD	2.000%	12/15/2015	43,000	43,941

Metals/Mining/Steel - 0.14%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	308,000	355,933
	USD	1.625%	10/15/2019	99,400	106,979

					462,912

Railroads - 0.05%
Greenbrier Cos., Inc.	USD	3.500%	04/01/2018	160,000	186,200

Services Other - 0.00%
Cardtronics, Inc.	USD	1.000%	12/01/2020	17,000	16,883	(1)

Technology - 0.66%
Alcatel-Lucent USA, Inc., Series A	USD	2.875%	06/15/2023	253,000	251,735
Ciena Corp.:
	USD	0.875%	06/15/2017	87,000	86,728
	USD	4.000%	03/15/2015	273,000	346,540	(1)

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Technology (continued)
Ciena Corp. (continued)
Comtech Telecommunications Corp.	USD	3.000%	05/01/2029	567,000	$602,437
Intel Corp.	USD	2.950%	12/15/2035	258,000	280,575
NetSuite, Inc.	USD	0.250%	06/01/2018	169,000	180,619	(1)
Nuance Communications, Inc.	USD	2.750%	11/01/2031	407,000	390,720
Spansion LLC	USD	2.000%	09/01/2020	85,000	92,756	(1)

					2,232,110

TOTAL CONVERTIBLE CORPORATE BONDS					4,685,948

(Cost $4,260,184)

BANK LOANS - 4.42%(5)
Electric - 1.10%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan:
	USD	4.668%	12/09/2013	671,990	466,529
	USD	4.739%	02/10/2014	2,949,495	2,047,687
	USD	4.739%	02/10/2014	1,771,124	1,229,603

					3,743,819

Food/Beverage/Tobacco - 0.43%
New HB Acquisition LLC - Term B Loan:
	USD	6.750%	12/31/2013	113,200	116,879
	USD	6.750%	12/31/2013	1,301,800	1,344,109

					1,460,988

Gaming - 0.48%
Caesars Entertainment Operating Co., Inc. - Term B-6 Loan	USD	5.488%	01/27/2014	1,720,971	1,638,610

Metals/Mining/Steel - 0.22%
Arch Coal Inc., - Term Loan	USD	5.750%	12/31/2013	778,031	761,692

Publishing/Printing - 0.70%
Gardner Denver, Inc. - Initial Dollar Term Loan	USD	4.250%	12/31/2013	2,390,000	2,382,531

Technology - 1.49%
Alcatel-Lucent USA, Inc. - Term Loan	USD	5.750%	12/31/2013	1,530,788	1,548,391
Dell International LLC - Term B Loan	USD	4.500%	01/29/2014	2,110,000	2,093,213
Freescale Semiconductor, Inc. - Tranche B-5 Term Loan	USD	5.000%	12/02/2013	590,000	597,446
Freescale Semicondutor, Inc. - Tranche B-4 Term Loan	USD	5.000%	12/02/2013	815,464	826,252

					5,065,302

TOTAL BANK LOANS					15,052,942

(Cost $15,364,673)

COMMON/PREFERRED STOCKS - 0.36%
General Maritime	USD			1,887	19
NewPage Corp.	USD			4,860	413,100
SandRidge Energy, Inc.	USD	8.500%	12/31/2049	3,701	383,054
Subsea 7 SA	NOK			14,306	278,564

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	33

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
COMMON/PREFERRED STOCKS (continued)
Tribune Co.	USD			2,226	$165,837
					1,240,574

TOTAL COMMON/PREFERRED STOCKS					1,240,574

(Cost $1,200,794)

SHORT TERM INVESTMENTS - 3.35%
Money Market Mutual Funds - 3.35%
Dreyfus Institutional Cash Advantage Fund -
Institutional Advantage Class (7-Day Yield)	USD	0.07715%	N/A	11,426,995	11,426,995

TOTAL SHORT TERM INVESTMENTS					11,426,995

(Cost $11,426,995)

Total Investments - 100.08%					340,844,077
(Cost $326,020,753)
Liabilities in Excess of Other Assets - (0.08)%					(288,865)

Net Assets - 100.00%					$340,555,212

* The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

EUR	-	Euro Currency
GBP	-	Great British Pound
NOK	-	Norwegian Krone
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $85,756,865, which represents approximately 25.18% of net assets as of November 30, 2013.

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $14,925,565, which represents approximately 4.38% of net assets.

(3)	Security is currently in default/non-income producing.
(4)	Pay-in-kind securities.
(5)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2013. Bank loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(6)	Amount represents less than 0.005% of net assets.
(7)	Non-income producing security.

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SCA	-	Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2013 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	EUR	61,331	Purchase	12/27/2013	$83,336	$784

						$784

JPMorgan Chase & Co.	EUR	11,968,700	Sale	12/27/2013	$16,262,940	$(121,892)
JPMorgan Chase & Co.	GBP	382,100	Sale	12/27/2013	625,102	(17,196)

						$(139,088)

** The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	35

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 73.55%
Brazil - 12.94%
Brazil Letras do Tesouro Nacional	BRL	0.000%	01/01/2017	198,241,000	$59,302,786	(1)
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2021	289,210,000	109,121,094
	BRL	10.000%	01/01/2023	387,721,000	142,233,566

					310,657,446

Chile - 0.13%
Republic of Chile:
	CLP	5.500%	08/05/2020	890,000,000	1,712,821
	CLP	6.000%	01/01/2022	745,000,000	1,491,679	(2)

					3,204,500

Colombia - 2.74%
Bogota Distrio Capital	COP	9.750%	07/26/2028	54,446,000,000	35,726,383	(3)
International Bank for Reconstruction & Development	COP	8.000%	03/02/2020	1,020,000,000	601,782
Republic of Colombia:
	COP	12.000%	10/22/2015	6,878,000,000	4,019,425
	COP	7.750%	04/14/2021	24,696,000,000	14,259,349
	COP	4.375%	03/21/2023	10,437,000,000	4,824,492
	COP	9.850%	06/28/2027	9,767,000,000	6,293,541

					65,724,972

Hungary - 2.33%
Hungarian Government:
	HUF	5.500%	12/22/2016	1,031,950,000	4,823,400
	HUF	6.750%	02/24/2017	1,146,060,000	5,525,408
	HUF	6.750%	11/24/2017	1,285,860,000	6,236,853
	HUF	5.500%	12/20/2018	3,455,360,000	15,878,968
	HUF	6.500%	06/24/2019	579,810,000	2,772,709
	HUF	7.000%	06/24/2022	3,515,050,000	16,850,982
	HUF	6.000%	11/24/2023	844,170,000	3,793,761

					55,882,081

Indonesia - 5.41%
European Bank for Reconstruction & Development	IDR	7.200%	06/08/2016	37,740,000,000	3,041,757
European Investment Bank	IDR	6.000%	04/22/2014	10,650,000,000	872,833
Indonesia Government:
	IDR	5.625%	05/15/2023	313,632,000,000	21,203,752
	IDR	6.125%	05/15/2028	132,110,000,000	8,379,391
	IDR	8.250%	06/15/2032	56,400,000,000	4,325,768
	IDR	6.625%	05/15/2033	184,000,000,000	11,843,678
Inter-American Development Bank:
	IDR	6.500%	03/10/2014	14,520,000,000	1,202,991
	IDR	6.500%	06/04/2014	15,480,000,000	1,261,628
	IDR	0.000%	08/20/2015	286,830,000,000	20,630,180	(1)
Republic of Indonesia:
	IDR	7.000%	05/15/2022	157,440,000,000	11,894,370
	IDR	8.375%	03/15/2024	161,560,000,000	13,286,073
	IDR	9.000%	03/15/2029	388,060,000,000	31,912,562

					129,854,983

36	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia - 4.97%
Malaysian Government:
	MYR	3.314%	10/31/2017	44,340,000	$13,650,749
	MYR	3.260%	03/01/2018	50,520,000	15,471,064
	MYR	3.580%	09/28/2018	28,110,000	8,682,440
	MYR	3.492%	03/31/2020	54,490,000	16,416,317
	MYR	3.889%	07/31/2020	10,820,000	3,330,264
	MYR	4.160%	07/15/2021	26,730,000	8,301,809
	MYR	3.418%	08/15/2022	66,270,000	19,440,982
	MYR	3.480%	03/15/2023	79,940,000	23,711,648
	MYR	4.392%	04/15/2026	16,370,000	5,039,756
	MYR	3.844%	04/15/2033	18,480,000	5,230,648

					119,275,677

Mexico - 11.96%
Mexican Bonos:
	MXN	5.000%	06/15/2017	98,263,000	7,593,850
	MXN	7.750%	12/14/2017	26,570,000	2,250,009
	MXN	8.000%	06/11/2020	349,514,000	30,197,192
	MXN	6.500%	06/10/2021	582,039,000	46,184,288
	MXN	6.500%	06/09/2022	395,315,000	30,950,382
	MXN	8.000%	12/07/2023	1,005,657,000	86,733,572
	MXN	10.000%	12/05/2024	170,212,000	16,930,358
	MXN	7.500%	06/03/2027	215,567,000	17,647,199
	MXN	8.500%	05/31/2029	115,336,000	9,947,982
	MXN	7.750%	05/29/2031	486,752,000	38,701,619

					287,136,451

Peru - 1.59%
Republic of Peru:
	PEN	7.840%	08/12/2020	23,470,000	9,683,136	(3)
	PEN	5.200%	09/12/2023	28,860,000	10,131,552	(3)
	PEN	8.200%	08/12/2026	13,990,000	6,008,224	(3)
	PEN	6.950%	08/12/2031	18,630,000	6,868,978	(3)
	PEN	6.900%	08/12/2037	6,580,000	2,386,464	(3)
	PEN	6.850%	02/12/2042	8,460,000	3,010,513	(3)

					38,088,867

Poland - 4.94%
Republic of Poland:
	PLN	3.000%	08/24/2016	141,099,834	47,904,518
	PLN	2.500%	07/25/2018	6,560,000	2,009,905
	PLN	5.750%	09/23/2022	26,490,000	9,387,495
	PLN	4.000%	10/25/2023	191,610,000	59,465,813

					118,767,731

Russia - 4.85%
Russian Federation:
	RUB	7.850%	03/10/2018	60,000,000	1,859,934	(2)
	RUB	7.850%	03/10/2018	855,000,000	26,504,058	(3)
	RUB	7.600%	04/14/2021	370,450,000	11,271,140
	RUB	7.000%	11/24/2021	341,370,000	9,783,884	(4)
	RUB	7.600%	07/20/2022	1,189,110,000	35,856,439
	RUB	7.000%	01/25/2023	1,083,130,000	31,304,782

					116,580,237

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	37

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa - 12.15%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,500,000	$438,794
European Investment Bank:
	ZAR	9.000%	12/21/2018	134,520,000	14,050,578
	ZAR	0.000%	12/31/2018	5,110,000	341,341	(1)
Republic of South Africa:
	ZAR	13.500%	09/15/2015	53,740,000	5,914,867
	ZAR	8.250%	09/15/2017	671,050,000	68,534,230
	ZAR	8.000%	12/21/2018	643,680,000	65,088,132
	ZAR	7.250%	01/15/2020	139,390,000	13,458,988
	ZAR	6.750%	03/31/2021	117,070,000	10,853,380
	ZAR	10.500%	12/21/2026	790,920,000	90,863,373
	ZAR	7.000%	02/28/2031	117,800,000	9,639,345
	ZAR	6.250%	03/31/2036	176,350,000	12,629,672

					291,812,700

Thailand - 4.35%
Thailand Government:
	THB	3.250%	06/16/2017	246,890,000	7,730,667
	THB	2.800%	10/10/2017	245,470,000	7,529,381
	THB	3.580%	12/17/2017	293,730,000	8,504,193
	THB	3.875%	06/13/2019	4,625,000	146,622
	THB	1.200%	07/14/2021	817,506,928	23,896,853
	THB	3.650%	12/17/2021	1,050,060,000	32,085,121
	THB	3.625%	06/16/2023	823,290,000	24,665,292

					104,558,129

Turkey - 4.89%
Republic of Turkey:
	TRY	4.500%	02/11/2015	19,888,011	10,128,446
	TRY	4.000%	04/29/2015	34,770,641	17,594,839
	TRY	9.500%	01/12/2022	60,480,000	30,472,157
	TRY	8.500%	09/14/2022	51,360,000	24,426,541
	TRY	7.100%	03/08/2023	80,640,000	34,816,195

					117,438,178

Venezuela - 0.30%
Republic of Venezuela	USD	12.750%	08/23/2022	7,850,000	7,163,125	(3)

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,766,145,077

(Cost $1,933,621,793)

CORPORATE BONDS - 1.85%
Colombia - 0.34%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	616,000,000	337,174	(2)
	COP	8.750%	01/25/2021	10,204,000,000	5,585,264	(3)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	776,000,000	416,718	(2)
	COP	8.375%	02/01/2021	3,338,000,000	1,792,534	(3)

					8,131,690

Mexico - 0.30%
Petroleos Mexicanos	MXN	7.650%	11/24/2021	91,160,000	7,336,603	(2)

38	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

		Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Venezuela - 1.21%
Petroleos de Venezuela SA		USD	8.500%	11/02/2017	36,365,000	$29,046,544	(3)

TOTAL CORPORATE BONDS						44,514,837

(Cost $48,730,986)

CREDIT LINKED NOTES - 4.82%
Colombia - 1.46%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	7.000%	02/25/2015	10,833,966,000	5,964,850	(3)
	Citigroup Global Markets	COP	7.250%	06/15/2016	2,200,000,000	1,197,132
	Citigroup Global Markets	COP	7.250%	06/15/2016	9,678,000,000	5,266,295
	Citigroup Global Markets	COP	11.000%	07/24/2020	4,570,000,000	2,874,700
	Citigroup Global Markets	COP	11.000%	07/24/2020	6,366,000,000	4,004,451	(2)
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,500,000,000	2,830,668
	JPMorgan Chase & Co.	COP	7.000%	05/04/2022	2,000,000,000	1,037,805
	Citigroup Global Markets	COP	7.000%	05/04/2022	5,200,000,000	2,698,779
	Citigroup Global Markets	COP	7.000%	05/04/2022	10,113,510,000	5,248,870
	Citigroup Global Markets	COP	10.000%	07/24/2024	6,000,000,000	3,854,037

						34,977,587

Indonesia - 3.36%
Republic of Indonesia:
	Deutsche Bank AG London	IDR	8.250%	07/15/2021	111,500,000,000	9,159,544
	JPMorgan Chase & Co.	IDR	7.000%	05/15/2022	105,974,000,000	8,006,186
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	240,900,000,000	18,240,334
	Deutsche Bank AG London	IDR	5.625%	05/15/2023	15,000,000,000	1,015,862
	JPMorgan Chase & Co.	IDR	5.625%	05/15/2023	180,398,000,000	12,195,433
	HSBC Bank	IDR	11.000%	09/15/2025	49,455,000,000	4,757,602
	HSBC Bank	IDR	11.000%	09/15/2025	60,487,000,000	5,818,887
	Deutsche Bank AG London	IDR	11.000%	09/17/2025	32,500,000,000	3,090,360
	Deutsche Bank AG London	IDR	7.000%	05/15/2027	25,400,000,000	1,772,044
	JPMorgan Chase & Co.	IDR	6.125%	05/15/2028	16,900,000,000	1,071,852
	Deutsche Bank AG London	IDR	8.250%	06/15/2032	176,000,000,000	13,354,520
	JPMorgan Chase & Co.	IDR	6.625%	05/15/2033	36,002,000,000	2,317,370

						80,799,994

TOTAL CREDIT LINKED NOTES						115,777,581

(Cost $159,132,576)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	39

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 15.10%
Money Market Mutual Funds - 15.10%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.07715%	N/A	362,612,554	$362,612,554

TOTAL SHORT TERM INVESTMENTS					362,612,554

(Cost $362,612,554)

Total Investments - 95.32% (Cost $2,504,097,909)					2,289,050,049
Other Assets In Excess of Liabilities - 4.68%					112,352,626

Net Assets - 100.00%					$2,401,402,675

* The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PEN	-	Peruvian Nuevo Sol
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $15,446,559, which represents approximately 0.64% of net assets as of November 30, 2013.

(3)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $149,871,625, which represents approximately 6.24% of net assets.

(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2013.

Common Abbreviations:

AG	-	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2013 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	56,689,000	Sale	12/03/2013	$24,257,538	$1,587,655
Citigroup Global Markets	BRL	28,220,000	Sale	02/04/2014	11,896,793	253,842
Citigroup Global Markets	MXN	165,848,939	Sale	12/03/2013	12,635,216	101,690
JPMorgan Chase & Co.	MYR	187,808,250	Purchase	12/06/2013	58,247,759	147,759
Citigroup Global Markets	PEN	13,995,493	Sale	12/20/2013	4,986,014	9,986
Citigroup Global Markets	PHP	38,316,240	Sale	12/12/2013	875,972	28
Citigroup Global Markets	RUB	417,653,039	Sale	12/03/2013	12,591,261	222,730
JPMorgan Chase & Co.	TRY	282,402,890	Purchase	12/06/2013	139,543,666	243,666

						$2,567,356

Citigroup Global Markets	BRL	56,689,000	Purchase	12/03/2013	$24,257,538	$(481,767)
Citigroup Global Markets	MXN	165,848,940	Purchase	12/03/2013	12,635,216	(195,431)
Citigroup Global Markets	MXN	158,559,714	Purchase	02/04/2014	12,022,913	(127,722)
Citigroup Global Markets	PEN	61,636,727	Purchase	12/20/2013	21,958,613	(256,039)
Citigroup Global Markets	PHP	1,244,627,980	Purchase	12/12/2013	28,454,222	(350,778)
Citigroup Global Markets	PHP	167,953,500	Purchase	02/03/2014	3,841,571	(19,429)
Goldman Sachs	PLN	352,636,200	Purchase	12/06/2013	113,948,796	(51,204)
Citigroup Global Markets	RUB	417,653,041	Purchase	12/03/2013	12,591,261	(423,285)
Credit Suisse First Boston	RUB	2,385,140,100	Purchase	12/06/2013	71,868,087	(231,913)

						$(2,137,568)

** The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	41

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 96.75%
Brazil - 15.48%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	304,000	$294,880	(1)
BM&FBovespa SA	USD	5.500%	07/16/2020	100,000	105,125	(2)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	14,000	14,350	(1)
	USD	8.500%	01/21/2049	89,000	91,225	(2)
Braskem Finance Ltd.	USD	7.375%	10/29/2049	130,000	122,850	(1)
Centrais Eletricas Brasileiras SA	USD	5.750%	10/27/2021	1,034,000	1,010,735	(2)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	994,000	914,480	(1)
ESAL GmbH	USD	6.250%	02/05/2023	548,000	497,310	(1)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	130,000	136,175	(2)(3)
Hypermarcas SA	USD	6.500%	04/20/2021	100,000	105,250	(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	148,000	143,930	(1)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	442,000	436,475	(1)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	481,000	490,620	(2)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	190,000	185,250	(1)
Odebrecht Offshore Drilling Finance Ltd.	USD	6.750%	10/01/2022	747,000	763,807	(1)
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	371,130	380,409	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	385,000	346,500	(1)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	229,920	221,298	(1)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	250,000	231,250	(1)
Voto-Votorantim Overseas Trading Operations V Ltd.	USD	6.625%	09/25/2019	103,000	115,360	(1)

					6,607,279

Chile - 3.44%
Cencosud SA:
	USD	5.500%	01/20/2021	370,000	381,100	(1)
	USD	4.875%	01/20/2023	130,000	123,825	(1)
CFR International SpA	USD	5.125%	12/06/2022	400,000	372,250	(1)
ENTEL Chile SA	USD	4.875%	10/30/2024	600,000	591,375	(1)

					1,468,550

China - 5.43%
Baidu, Inc.	USD	3.250%	08/06/2018	170,000	173,632
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	200,000	188,382	(2)
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	300,000	269,778
CNOOC Finance 2012 Ltd.	USD	3.875%	05/02/2022	175,000	172,472	(2)
Country Garden Holdings Co. Ltd.	USD	7.250%	04/04/2021	250,000	249,063	(1)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	410,000	421,275	(1)
Longfor Properties Co. Ltd.	USD	6.875%	10/18/2019	203,000	207,568
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	130,000	135,912	(1)
Tencent Holdings Ltd.	USD	3.375%	03/05/2018	490,000	501,799	(1)

					2,319,881

Colombia - 5.34%
Bancolombia SA	USD	5.125%	09/11/2022	471,000	435,675
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	275,000	283,937	(1)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	200,000	209,000	(1)
	USD	4.750%	09/26/2022	226,000	207,638	(1)

42	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Colombia (continued)
Gruposura Finance	USD	5.700%	05/18/2021	247,000	$255,028	(1)
Millicom International Cellular SA	USD	6.625%	10/15/2021	194,000	198,559	(1)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	530,000	480,975	(1)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	200,000	206,775	(1)

					2,277,587

Ghana - 0.95%
Tullow Oil PLC	USD	6.000%	11/01/2020	400,000	404,500	(1)

Hong Kong - 4.17%
Hutchison Whampoa International 09 Ltd.	USD	7.625%	04/09/2019	72,000	88,254	(1)
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	250,000	264,375	(2)(4)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	295,000	304,978	(1)
Hutchison Whampoa International 12 II Ltd.	USD	2.000%	11/08/2017	300,000	299,621	(1)
PCCW-HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	200,000	211,224
PCCW-HKT Capital No. 5 Ltd.	USD	3.750%	03/08/2023	385,000	352,225	(2)
Sun Hung Kai Properties Capital Market Ltd.	USD	4.500%	02/14/2022	256,000	259,419

					1,780,096

India - 4.83%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	546,000	500,955	(1)
ICICI Bank Ltd./Hong Kong	USD	5.750%	11/16/2020	174,000	177,948	(2)
NTPC Ltd.	USD	5.625%	07/14/2021	500,000	497,552
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	310,000	313,979	(1)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	260,000	250,900	(1)
	USD	8.250%	06/07/2021	152,000	153,140	(1)
	USD	7.125%	05/31/2023	180,000	166,500	(1)

					2,060,974

Indonesia - 5.07%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	211,750	(2)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	277,000	234,757	(1)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	380,000	411,873	(2)
Listrindo Capital BV	USD	6.950%	02/21/2019	410,000	426,400	(1)
PT Adaro Indonesia	USD	7.625%	10/22/2019	676,000	714,025	(2)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	175,000	167,125	(1)

					2,165,930

Jamaica - 1.29%
Digicel Group Ltd.	USD	10.500%	04/15/2018	510,000	552,075	(2)

Kazakhstan - 1.64%
Zhaikmunai LP	USD	7.125%	11/13/2019	670,000	701,825	(1)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	43

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Macau - 1.42%
MCE Finance Ltd.	USD	5.000%	02/15/2021	218,000	$212,005	(1)
Wynn Macau Ltd.	USD	5.250%	10/15/2021	390,000	394,875	(1)

					606,880

Malaysia - 0.51%
Malayan Banking Bhd	USD	3.250%	09/20/2022	220,000	219,146	(4)

Mexico - 6.77%
America Movil SAB de CV	USD	3.125%	07/16/2022	219,000	204,979
BBVA Bancomer SA	USD	6.750%	09/30/2022	740,000	787,175	(1)
Cemex Finance LLC	USD	9.375%	10/12/2022	178,000	198,025	(1)
Cemex SAB de CV:
	USD	9.500%	06/15/2018	300,000	337,500	(1)
	USD	7.250%	01/15/2021	190,000	193,563	(1)
Grupo Bimbo SAB de CV	USD	4.875%	06/30/2020	352,000	369,856	(1)
Metalsa SAB de CV	USD	4.900%	04/24/2023	130,000	120,575	(1)
Mexichem SAB de CV	USD	4.875%	09/19/2022	250,000	241,250	(1)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	240,000	226,200	(1)
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	190,000	210,960

					2,890,083

Peru - 4.73%
Alicorp SAA	USD	3.875%	03/20/2023	629,000	578,680	(1)
Banco de Credito del Peru	USD	5.375%	09/16/2020	207,000	214,762	(2)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	175,000	172,594	(1)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	100,000	92,000	(1)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	302,000	277,085	(1)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	384,000	348,480	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	220,000	237,600	(1)
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	103,000	96,820	(1)

					2,018,021

Philippines - 0.24%
FPT Finance Ltd.	USD	6.375%	09/28/2020	100,000	103,025	(2)

Qatar - 3.15%
Qtel International Finance Ltd.	USD	4.750%	02/16/2021	434,000	459,497	(2)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	362,202	390,273	(2)
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
	USD	5.832%	09/30/2016	103,400	110,638	(2)
	USD	6.750%	09/30/2019	325,000	384,719	(2)

					1,345,127

44	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia - 9.84%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	475,000	$502,312	(1)
EDC Finance Ltd.	USD	4.875%	04/17/2020	252,000	246,330	(1)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	375,000	379,687	(1)
Far East Capital Ltd. SA	USD	8.000%	05/02/2018	130,000	116,838	(1)
Gazprom OAO Via Gaz Capital SA	USD	3.850%	02/06/2020	350,000	339,281	(1)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	130,000	137,800	(1)
Mobile Telesystems OJSC via MTS International Funding Ltd.	USD	5.000%	05/30/2023	435,000	407,269	(1)
Sberbank of Russia Via SB Capital SA:
	USD	6.125%	02/07/2022	130,000	137,637	(1)
	USD	5.125%	10/29/2022	190,000	180,738	(1)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	196,000	190,120	(1)
Vimpel Communications Holdings BV	USD	6.255%	03/01/2017	200,000	213,500	(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	500,000	537,500	(2)
VTB Bank OJSC Via VTB Capital SA	USD	6.950%	10/17/2022	509,000	520,453	(2)
Wind Acquisition Finance SA	USD	12.250%	07/15/2017	282,312	292,899	(1)(5)

					4,202,364

Singapore - 1.28%
DBS Bank Ltd.	USD	3.625%	09/21/2022	130,000	134,647	(2)(4)
STATS ChipPAC Ltd.:
	USD	5.375%	03/31/2016	103,000	106,476	(2)
	USD	4.500%	03/20/2018	303,000	304,137	(1)

					545,260

South Africa - 1.85%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	200,000	167,500	(2)
Myriad International Holdings BV	USD	6.000%	07/18/2020	583,000	623,810	(1)

					791,310

South Korea - 2.46%
Korea Gas Corp.	USD	2.875%	07/29/2018	200,000	202,972	(1)
Korea Hydro & Nuclear Power Co. Ltd.	USD	4.750%	07/13/2021	250,000	265,909	(2)
Korea Western Power Co. Ltd.	USD	2.875%	10/10/2018	160,000	161,378	(1)
KT Corp.	USD	3.875%	01/20/2017	400,000	421,267

					1,051,526

Thailand - 1.34%
Bangkok Bank PCL:
	USD	3.300%	10/03/2018	94,000	95,334	(1)
	USD	3.875%	09/27/2022	223,000	212,483	(1)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	130,000	124,201	(1)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	130,000	140,601	(2)

					572,619

Turkey - 6.09%
Akbank TAS:
	USD	3.875%	10/24/2017	264,000	262,020	(1)
	USD	5.000%	10/24/2022	246,000	226,935	(2)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	45

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Turkey (continued)
KOC Holding AS	USD	3.500%	04/24/2020	773,000	$684,105	(1)
Turkiye Garanti Bankasi AS:
	USD	4.000%	09/13/2017	246,000	246,307	(1)
	USD	5.250%	09/13/2022	280,000	261,100	(1)
Turkiye Is Bankasi:
	USD	3.750%	10/10/2018	600,000	573,750	(2)
	USD	5.500%	04/21/2019	341,000	345,263	(1)

					2,599,480

Ukraine - 1.22%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	370,000	351,500	(1)
Mriya Agro Holding PLC	USD	9.450%	04/19/2018	200,000	171,000	(1)

					522,500

United Arab Emirates - 6.47%
DP World Sukuk Ltd.	USD	6.250%	07/02/2017	340,000	374,085	(2)
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	450,000	763,033
Emaar Sukuk Ltd.	USD	6.400%	07/18/2019	830,000	900,757
MAF Global Securities Ltd.	USD	5.250%	07/05/2019	690,000	722,603

					2,760,478

Venezuela - 1.74%
Petroleos de Venezuela SA	USD	8.500%	11/02/2017	927,700	741,000	(2)

TOTAL CORPORATE BONDS					41,307,516

(Cost $41,567,819)

SHORT TERM INVESTMENTS - 2.34%
Money Market Mutual Funds - 2.34%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.07715%	N/A	998,185	998,185

TOTAL SHORT TERM INVESTMENTS					998,185

(Cost $998,185)

Total Investments - 99.09%					42,305,701
(Cost $42,566,004)
Other Assets In Excess of Liabilities - 0.91%					386,559

Net Assets - 100.00%					$42,692,260

* The principal amount/shares of each security is stated in the currency in which the security is denominated. See below.

GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $25,265,648, which represents approximately 59.18% of net assets as of November 30, 2013.

46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2013 (Unaudited)

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2013, the aggregate market value of those securities was $10,544,275, which represents approximately 24.70% of net assets.

(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect as of November 30, 2013.
(4)	Floating or variable rate security. Interest rate disclosed is that which is in effect as of November 30, 2013.
(5)	Pay-in-kind securities.

Common Abbreviations:

AS	- Anonim Sirket is the Turkish term for Incorporation.
Bhd	- Berhad is the Malaysian term for public limited company.
BV	- Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	- British Virgin Islands.
ESP	- Empresa de Servicios Publicos is the Colombian term for Public Service Company.
LLC	- Limited Liability Corporation.
LP	- Limited Partnership.
Ltd.	- Limited.
MTN	- Medium Term Note.
OAO	- Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	- Open Joint Stock Company.
PCL	- A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	- Public Limited Company.
PT	- Perseroan terbuka is an Indonesian term for limited liability company.
Pte	- Private.
SA	- Generally designates corporations in various countries, mostly those employing the civil law.
SAA	- Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB de CV	- A variable capital company.
SpA	- Societa per Azioni.
SPV	- Special Purpose Vehicle.
TAS	- TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount**	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
JPMorgan Chase & Co.	GBP	216,000	Purchase	12/27/2013	$ 353,368	$8,427

						$8,427

JPMorgan Chase & Co.	GBP	702,200	Sale	12/27/2013	$ 1,148,773	$(31,601)

						$(31,601)

** The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	47

Stone Harbor Investment Funds	Statements of Assets and Liabilities
November 30, 2013 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments , at value(1)	$1,861,348,098	$340,844,077	$2,289,050,049	$42,305,701
Investments in affiliates, at value(2)	14,869,110	–	–	–
Cash	191,025	–	–	216,437
Foreign currency, at value (Cost $362,119, $0, $25,565 and $0, respectively)	247,976	–	25,565	–
Unrealized appreciation on forward foreign currency contracts	1,027,591	784	2,567,356	8,427
Receivable for investments sold	7,755,026	1,796,494	72,414,500	–
Receivable for fund shares sold	12,046	–	665,121	–
Interest receivable	30,445,768	5,660,746	49,680,201	583,635
Prepaid and other assets	17,901	42,141	16,595	17,555
Total Assets	1,915,914,541	348,344,242	2,414,419,387	43,131,755

LIABILITIES:
Bank Overdraft	–	19,204	–	–
Payable due to brokers for forward foreign currency contracts	290,000	–	360,000	–
Payable for investments purchased	9,814,086	7,351,121	–	303,638
Payable for fund shares redeemed	2,000,000	–	8,526,348	–
Unrealized depreciation on forward foreign currency contracts	1,146,902	139,088	2,137,568	31,601
Payable to adviser	940,049	139,291	1,544,276	29,428
Payable to administrator	83,762	25,233	107,797	2,911
Other payables	73,002	115,093	340,723	71,917
Total Liabilities	14,347,801	7,789,030	13,016,712	439,495
Net Assets	$1,901,566,740	$340,555,212	$2,401,402,675	$42,692,260

NET ASSETS CONSIST OF:
Paid-in capital	$2,033,435,618	$315,192,221	$2,697,414,818	$46,810,579
Undistributed net investment income	4,203,790	839,994	61,605,803	81,357
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(31,480,421)	9,774,765	(141,607,433)	(3,917,869)
Net unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(104,592,247)	14,748,232	(216,010,513)	(281,807)
Net Assets	$1,901,566,740	$340,555,212	$2,401,402,675	$42,692,260

PRICING OF SHARES:
Institutional Class
Net Assets	$1,901,566,740	$340,555,212	$2,401,402,675	$42,692,260
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	182,522,148	34,993,135	249,195,206	4,782,614
Net assets value, offering and redemption price per share	$10.42	$9.73	$9.64	$8.93

(1)Cost of Investments	$1,965,195,552	$326,020,753	$2,504,097,909	$42,566,004
(2)Cost of Investments in affiliates	$15,229,508	$–	$–	$–

See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor Investment Funds	Statements of Operations
For the Six Months Ended November 30, 2013 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest	$53,061,919	$12,648,844	$78,256,795	$1,673,409
Dividends	20,406	19,809	18,029	542
Dividends from affiliated securities	229,508	–	–	–
Total Investment Income	53,311,833	12,668,653	78,274,824	1,673,951

EXPENSES:
Investment advisory fee	5,415,636	906,499	9,477,081	257,363
Administration fees	431,567	106,679	598,743	16,937
Custodian fees	170,630	20,808	612,293	4,963
Audit fees	34,482	33,460	35,344	32,475
Printing fees	4,807	4,419	7,301	4,641
Legal fees	12,838	12,838	12,838	12,867
Trustee fees	32,190	11,840	43,455	1,591
Transfer agent fees	20,447	12,189	21,814	10,767
Registration fees	36,843	13,278	68,872	12,966
Insurance fees	10,825	2,657	14,394	463
Other	5,892	6,012	14,904	1,299
Total expenses before waiver	6,176,157	1,130,679	10,907,039	356,332
Less fees waived by investment adviser	–	(133,535)	–	(53,552)
Total Net Expenses	6,176,157	997,144	10,907,039	302,780
Net Investment Income	47,135,676	11,671,509	67,367,785	1,371,171

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(22,684,927)	1,699,139	(144,910,296)	(2,149,300)
Forward foreign currency contracts	(249,488)	(403,106)	(934,493)	(40,001)
Foreign currency transactions	(403,284)	23,666	(3,815,805)	26,788
Net realized gain/(loss)	(23,337,699)	1,319,699	(149,660,594)	(2,162,513)
Change in unrealized appreciation/(depreciation) on:
Investments	(133,434,166)	(4,436,203)	(120,899,095)	(803,216)
Forward foreign currency contracts	(1,354,492)	(381,069)	2,917,307	(39,200)
Translation of assets and liabilities denominated in foreign currencies	(698,931)	62,980	(1,446,647)	1,754
Net change	(135,487,589)	(4,754,292)	(119,428,435)	(840,662)
Net Realized and Unrealized Loss on Investments	(158,825,288)	(3,434,593)	(269,089,029)	(3,003,175)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(111,689,612)	$8,236,916	$(201,721,244)	$(1,632,004)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	49

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund
	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013

OPERATIONS:
Net investment income	$47,135,676	$74,806,955	$11,671,509	$34,158,305
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(23,337,699)	(1,611,503)	1,319,699	14,454,436
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(135,487,589)	30,426,237	(4,754,292)	21,808,228
Net increase/(decrease) in net assets resulting from operations	(111,689,612)	103,621,689	8,236,916	70,420,969

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(43,259,736)	(74,212,098)	(12,438,269)	(33,469,548)
From net realized gains	–	(7,462,387)	–	(1,484,074)
Net decrease in net assets from distributions to shareholders	(43,259,736)	(81,674,485)	(12,438,269)	(34,953,622)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	320,966,467	701,645,400	2,411,694	70,255,935
Issued to shareholders in reinvestment of distributions	41,923,053	78,161,464	11,519,116	31,890,743
Cost of shares redeemed	(143,145,601)	(148,710,236)	(56,156,545)	(270,312,084)
Net increase/(decrease) in net assets from capital share transactions	219,743,919	631,096,628	(42,225,735)	(168,165,406)

Net Increase/(Decrease) in Net Assets	64,794,571	653,043,832	(46,427,088)	(132,698,059)

NET ASSETS:
Beginning of period	1,836,772,169	1,183,728,337	386,982,300	519,680,359
End of period	$1,901,566,740	$1,836,772,169	$340,555,212	$386,982,300

Includes undistributed net investment income of:	$4,203,790	$327,850	$839,994	$1,606,754

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	162,037,118	108,310,075	39,368,510	56,889,085
Shares sold	29,845,157	59,623,123	251,248	7,368,911
Shares reinvested	4,019,625	6,675,662	1,202,222	3,323,302
Shares redeemed	(13,379,752)	(12,571,742)	(5,828,845)	(28,212,788)
Shares outstanding - end of period	182,522,148	162,037,118	34,993,135	39,368,510

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund
	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013

OPERATIONS:
Net investment income	$67,367,785	$95,341,510	$1,371,171	$2,831,461
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(149,660,594)	24,204,534	(2,162,513)	(1,372,927)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(119,428,435)	(11,735,106)	(840,662)	3,498,202
Net increase/(decrease) in net assets resulting from operations	(201,721,244)	107,810,938	(1,632,004)	4,956,736

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(15,215,748)	(80,332,640)	(1,442,116)	(2,733,381)
From net realized gains	–	(3,257,825)	–	–
Net decrease in net assets from distributions to shareholders	(15,215,748)	(83,590,465)	(1,442,116)	(2,733,381)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	641,700,229	960,952,241	25,500,080	30,480,000
Issued to shareholders in reinvestment of distributions	14,980,856	82,497,686	1,442,116	2,733,381
Cost of shares redeemed	(502,768,497)	(166,738,410)	(49,352,064)	(1,890,000)
Net increase/(decrease) in net assets from capital share transactions	153,912,588	876,711,517	(22,409,868)	31,323,381

Net Increase/(Decrease) in Net Assets	(63,024,404)	900,931,990	(25,483,988)	33,546,736

NET ASSETS:
Beginning of period	2,464,427,079	1,563,495,089	68,176,248	34,629,512
End of period	$2,401,402,675	$2,464,427,079	$42,692,260	$68,176,248

Includes undistributed net investment income of:	$61,605,803	$9,453,766	$81,357	$152,302

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	234,568,603	154,809,668	7,278,681	3,896,019
Shares sold	63,712,332	87,325,840	2,801,474	3,290,911
Shares reinvested	1,554,175	7,514,090	163,377	289,977
Shares redeemed	(50,639,904)	(15,080,995)	(5,460,918)	(198,226)
Shares outstanding - end of period	249,195,206	234,568,603	4,782,614	7,278,681

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	51

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009

Net asset value - beginning of period	$11.34	$10.93	$11.20	$10.48	$9.22	$10.34
Income/(loss) from investment operations:
Net investment income	0.28(1)	0.55(1)	0.65(1)	0.67(1)	0.75	0.59
Net realized and unrealized gain/(loss) on investments	(0.95)	0.45	(0.15)	1.00	1.44	(1.18)
Total income/(loss) from investment operations	(0.67)	1.00	0.50	1.67	2.19	(0.59)

Less distributions to common shareholders:
From net investment income	(0.25)	(0.54)	(0.67)	(0.63)	(0.79)	(0.53)
From net realized gains	–	(0.05)	(0.10)	(0.32)	(0.14)	–
Total distributions	(0.25)	(0.59)	(0.77)	(0.95)	(0.93)	(0.53)
Net Increase/(Decrease) in Net Asset Value	(0.92)	0.41	(0.27)	0.72	1.26	(1.12)
Net asset value - end of period	$10.42	$11.34	$10.93	$11.20	$10.48	$9.22

Total Return(2)	(5.90)%	9.05%	4.61%	16.30%	24.25%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,902	$1,837	$1,184	$749	$178	$92
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.68%(3)	0.68%	0.72%	0.77%	0.91%	1.33%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.68%(3)	0.68%	0.72%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.22%(3)	4.68%	5.78%	6.02%	6.80%	9.32%
Portfolio turnover rate	35%	68%	60%	82%	125%	84%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Annualized.

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009

Net asset value - beginning of period	$9.83	$9.13	$10.00	$9.36	$8.39	$9.92
Income/(loss) from investment operations:
Net investment income	0.31(1)	0.70(1)	0.72(1)	0.77(1)	0.73	0.70
Net realized and unrealized gain/(loss) on investments	(0.07)	0.72	(0.59)	0.78	0.96	(1.53)

Total income/(loss) from investment operations	0.24	1.42	0.13	1.55	1.69	(0.83)

Less distributions to common shareholders:
From net investment income	(0.34)	(0.68)	(0.70)	(0.76)	(0.72)	(0.70)
From net realized gains	–	(0.04)	(0.30)	(0.15)	–	–

Total distributions	(0.34)	(0.72)	(1.00)	(0.91)	(0.72)	(0.70)

Net Increase/(Decrease) in Net Asset Value	(0.10)	0.70	(0.87)	0.64	0.97	(1.53)

Net asset value - end of period	$9.73	$9.83	$9.13	$10.00	$9.36	$8.39

Total Return(2)	2.52%	15.87%	1.77%	17.14%	20.53%	(7.77)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$341	$387	$520	$488	$408	$223
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.62%(3)	0.60%	0.62%	0.65%	0.67%	0.88%
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.55%(3)	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	6.44%(3)	7.27%	7.67%	7.78%	8.13%	9.07%
Portfolio turnover rate	24%	59%	46%	60%	36%	16%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	53

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$10.51	$10.10	$11.21	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.27	0.49	0.57	0.51
Net realized and unrealized gain/(loss) on investments	(1.08)	0.33	(1.21)	1.14

Total income/(loss) from investment operations	(0.81)	0.82	(0.64)	1.65

Less distributions to common shareholders:
From net investment income	(0.06)	(0.39)	(0.45)	(0.39)
From net realized gains	–	(0.02)	–	(0.05)
From tax return of capital	–	–	(0.02)	–

Total distributions	(0.06)	(0.41)	(0.47)	(0.44)

Net Increase/(Decrease) in Net Asset Value	(0.87)	0.41	(1.11)	1.21

Net asset value - end of period	$9.64	$10.51	$10.10	$11.21

Total Return(2)(3)	(7.71)%	7.92%	(5.84)%	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,401	$2,464	$1,563	$606
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.86%(4)	0.86%	0.89%	1.01%(4)
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.86%(4)	0.86%	0.89%	1.00%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	5.33%(4)	4.45%	5.35%	5.13%(4)
Portfolio turnover rate	89%	191%	161%	102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.
54	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

	For the Six Months Ended November 30, 2013 (Unaudited)	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012(1)

Net asset value - beginning of period	$9.37	$8.89	$10.00
Income/(loss) from investment operations:	$(0.19)	$0.90	$(0.52)
Net investment income(2)	0.20	0.44	0.59
Net realized and unrealized gain/(loss) on investments	(0.39)	0.46	(1.11)
Total income/(loss) from investment operations	(0.19)	0.90	(0.52)

Less distributions to common shareholders:
From net investment income	(0.25)	(0.42)	(0.59)
Total distributions	(0.25)	(0.42)	(0.59)
Net Increase/(Decrease) in Net Asset Value	(0.44)	0.48	(1.11)
Net asset value - end of period	$8.93	$9.37	$8.89

Total Return(3)	(1.98)%	10.13%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$43	$68	$35
Ratio of expenses to average net assets without fee waivers/reimbursements	1.18%(4)	1.16%	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%(4)	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.53%(4)	4.68%	6.41%
Portfolio turnover rate	42%	78%	51%

(1)	The Fund commenced operations on June 1, 2011.
(2)	Calculated using average shares throughout the period.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	55

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Trust’s Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non-Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund are each classified as “non-diversified” under the 1940 Act. As a result, the Funds can invest a greater portion of the Funds’ assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund is a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value. Foreign Currency positions including forward currency contracts are priced at the mean between the closing bid and asked prices at 4:00 p.m. Eastern time.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2013:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,277,281,097	$–	$1,277,281,097
Bank Loans	–	–	1,183,019	1,183,019
Corporate Bonds	–	453,725,899	–	453,725,899
Participation Notes	–	5,785,780	–	5,785,780
Credit Linked Notes
Colombia	–	23,431,389	–	23,431,389
Iraq	–	–	7,806,433	7,806,433
Open-End Funds	14,869,110	–	–	14,869,110
Short Term Investments	92,134,481	–	–	92,134,481
Total	$107,003,591	$1,760,224,165	$8,989,452	$1,876,217,208

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,027,591	$–	$1,027,591
Liabilities
Forward Foreign Currency Contracts	–	(1,146,900)	–	(1,146,900)
Total	$–	$(119,309)	$–	$(119,309)

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	57

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$308,437,618	$–	$308,437,618
Convertible Corporate Bonds	–	4,685,948	–	4,685,948
Bank Loans	–	15,052,942	–	15,052,942
Common/Preferred Stocks	827,455	413,100	19	1,240,574
Short Term Investments	11,426,995	–	–	11,426,995
Total	$12,254,450	$328,589,608	$19	$340,844,077

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$784	$–	$784
Liabilities
Forward Foreign Currency Contracts	–	(139,087)	–	(139,087)
Total	$–	$(138,303)	$–	$(138,303)

Investments in Securities at Value *	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$1,766,145,077	$–	$1,766,145,077
Corporate Bonds	–	44,514,837	–	44,514,837
Credit Linked Notes	–	115,777,581	–	115,777,581
Short Term Investments	362,612,554	–	–	362,612,554
Total	$362,612,554	$1,926,437,495	$–	$2,289,050,049

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,567,356	$–	$2,567,356
Liabilities
Forward Foreign Currency Contracts	–	(2,137,569)	–	(2,137,569)
Total	$–	$429,787	$–	$429,787

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$41,307,516	$–	$41,307,516
Short Term Investments	998,185	–	–	998,185
Total	$998,185	$41,307,516	$–	$42,305,701

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$8,427	$–	$8,427
Liabilities
Forward Foreign Currency Contracts	–	(31,601)	–	(31,601)
Total	$–	$(23,174)	$–	$(23,174)

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

There were no transfers between Levels 1 and 2 during the year ended November 30, 2013. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. Other financial assets were moved from Level 2 to Level 3 as observable inputs were not available for purposes of valuing those assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2013	Accrued discount/ premium	Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Sales Proceeds	Transfer into Level 3	Balance as of November 30, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2013*

Stone Harbor Emerging Markets Debt Fund
Bank Loan	$560,733	$–	$–	$(145,375)	$–	$767,661	$1,183,019	$(558,731)
Credit Linked Notes	11,419,038	92,511	(339,388)	(763,867)	(2,601,861)	–	7,806,433	(1,439,106)

TOTAL	$11,979,771	$92,511	$(339,388)	$(909,242)	$(2,601,861)	$767,661	$8,989,452	$(1,997,837)

Stone Harbor High Yield Bond Fund
Common Stock	$–	$–	$–	$–	$–	$19	$19	$18

TOTAL	$–	$–	$–	$–	$–	$19	$19	$18

Stone Harbor Emerging Markets Corporate Debt Fund
Credit Linked Notes	$313,925	$(84)	$(73,680)	$120,182	$(360,343)	$–	$–	$–

TOTAL	$313,925	$(84)	$(73,680)	$120,182	$(360,343)	$–	$–	$–

*	Realized gain/(loss) and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statements of Operations.

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	59

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts, securities with extended settlement periods, and swaps) or certain borrowings (e.g., reverse repurchase agreements), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities as “Deposits with brokers.” Securities collateral pledged for the same purpose is noted on the Statement of Investments.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

Expenses: Direct expenses are charged to each Fund; expenses of the Trust are generally allocated to the Funds based on each Fund’s relative net assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	61

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Statements of Assets and Liabilities as of November 30, 2013:

	Location	Fair Value of Asset Derivatives	Location	Fair Value of Liability Derivatives
Stone Harbor Emerging Markets Debt Fund	Unrealized appreciation on forward foreign currency contracts	$1,027,591	Unrealized depreciation on forward foreign currency contracts	$(1,146,902)

		$1,027,591		$(1,146,902)

Stone Harbor High Yield Fund	Unrealized appreciation on forward foreign currency contracts	$784	Unrealized depreciation on forward foreign currency contracts	$(139,088)

		$784		$(139,088)

Stone Harbor Local Markets Fund	Unrealized appreciation on forward foreign currency contracts	$2,567,356	Unrealized depreciation on forward foreign currency contracts	$(2,137,568)

		$2,567,356		$(2,137,568)

Stone Harbor Emerging Markets Corporate Debt Fund	Unrealized appreciation on forward foreign currency contracts	$8,427	Unrealized depreciation on forward foreign currency contracts	$(31,601)

		$8,427		$(31,601)

The number of forward foreign currency contracts held at November 30, 2013 is representative of activity during the period ended November 30, 2013.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

The effect of forward foreign currency contracts on the Statements of Operations for the period ended November 30, 2013:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Stone Harbor Emerging Markets Debt Fund	Net realized gain/(loss) on forward foreign currency contracts	$(249,488)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(1,354,492)

		$(249,488)		$(1,354,492)

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Stone Harbor High Yield Fund	Net realized gain/(loss) on forward foreign currency contracts	$(403,106)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(381,069)

		$(403,106)		$(381,069)

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Stone Harbor Local Markets Fund	Net realized gain/(loss) on forward foreign currency contracts	$(934,493)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$2,917,307

		$(934,493)		$2,917,307

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Stone Harbor Emerging Markets Corporate Debt Fund	Net realized gain/(loss) on forward foreign currency contracts	$(40,001)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(39,200)

		$(40,001)		$(39,200)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end; accordingly, tax basis balances have not been determined as of November 30, 2013.

The tax character of the distributions paid by the Funds during the years ended May 31, 2013 and May 31, 2012 , was as follows:

Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31,
	2013	2012
Ordinary Income	$78,804,336	$69,336,608
Long-Term Capital Gain	2,870,149	1,804,387
Total	$81,674,485	$71,140,995

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	63

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Stone Harbor High Yield Bond Fund
	For the Year Ended May 31,
	2013	2012
Ordinary Income	$33,469,548	$38,131,521
Long-Term Capital Gain	1,484,074	12,255,940
Total	$34,953,622	$50,387,461

Stone Harbor Local Markets Fund
	For the Year Ended May 31,
	2013	2012
Ordinary Income	$82,687,694	$44,750,817
Long-Term Capital Gain	902,771	1,784,323
Return of Capital	–	2,731,631
Total	$83,590,465	$49,266,771

Stone Harbor Emerging Markets Corporate Debt Fund
	For the Year Ended May 31,
	2013	2012
Ordinary Income	$2,733,381	$1,965,171
Total	$2,733,381	$1,965,171

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income		$1,934,150
Accumulated Capital Loss		(4,854,935)
Unrealized Appreciation		26,952,947
Cumulative Effect of Other Timing Difference*		(951,692)
Total		$23,080,470

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income		$3,340,388
Accumulated Capital Gain		7,048,548
Unrealized Appreciation		19,420,537
Cumulative Effect of Other Timing Difference*		(245,129)
Total		$29,564,344

Stone Harbor Local Markets Fund
Undistributed Ordinary Income		$21,946,932
Accumulated Capital Gain		4,745,258
Unrealized Depreciation		(106,582,261)
Cumulative Effect of Other Timing Difference*		814,920
Total		$(79,075,151)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income		$168,327
Accumulated Capital Loss		(1,734,721)
Unrealized Appreciation		538,220
Cumulative Effect of Other Timing Difference*		(16,025)
Total		$(1,044,199)

*	Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2013, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies, in kind transactions and certain other investments and the amounts reclassified did not affect net assets.

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$–	$(1,351,367)	$1,351,367
Stone Harbor High Yield Bond Fund	1,849,556	(782,039)	(1,067,517)
Stone Harbor Local Markets Fund	–	(3,500,290)	3,500,290
Stone Harbor Emerging Markets Corporate Debt Fund	(105)	24,809	(24,704)

Capital Losses: As of May 31, 2013 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses deferred to next tax year were as follows:

Fund	Long-Term
Stone Harbor Emerging Markets Corporate Debt Fund	$362,605

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration.

The following Funds elect to defer to the year ending May 31, 2014 the following losses recognized during the period November 1, 2012 through May 31, 2013:
Capital
Stone Harbor Emerging Markets Debt Fund	$4,955,505
Stone Harbor Emerging Markets Corporate Debt Fund	$1,372,116

Unrealized Appreciation and Depreciation on Investments: At November 30, 2013 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$16,145,741
Gross depreciation on investments (excess of tax cost over value)	(126,145,545)
Net unrealized depreciation	$(109,999,804)

Cost of investments for income tax purposes	$1,986,217,012

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$17,907,358
Gross depreciation on investments (excess of tax cost over value)	(3,151,267)
Net unrealized appreciation	$14,756,091

Cost of investments for income tax purposes	$326,087,986

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$–
Gross depreciation on investments (excess of tax cost over value)	(235,012,430)
Net unrealized depreciation	$(235,012,430)

Cost of investments for income tax purposes	$2,524,062,479

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	65

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$665,043
Gross depreciation on investments (excess of tax cost over value)	(989,614)

Net unrealized depreciation	$(324,571)

Cost of investments for income tax purposes	$42,630,272

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75% and 0.85% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.55%, 1.00% and 1.00%, respectively. This undertaking is in effect through September 30, 2014 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2013, deferred fees and expenses eligible to be recovered will expire as follows:

	2014	2015	2016	Total
Stone Harbor High Yield Bond Fund	$423,643	$324,939	$256,488	$581,427
Stone Harbor Emerging Markets Corporate Debt Fund	N/A	$97,840	$99,115	$196,955

5. INVESTMENTS

During the period ended November 30, 2013, common stock holdings were redeemed in-kind. The intent of the transfers was to save on equity transaction costs both for the redeeming shareholder at the institution they transferred to and for Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and the Stone Harbor Emerging Markets Corporate Debt Fund on the sale of assets. The assets of one separate account in Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and the Stone Harbor Emerging Markets Corporate Debt Fund were redeemed-in-kind out of each Fund in the amount of $10,440,611, $63,146,083 and $15,963,069.54 with a realized gain/(loss) of $306,685, $(8,084,066) and $(198,482), respectively.

For the period ended November 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and transfer-in-kinds) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$819,755,292	$602,282,849
Stone Harbor High Yield Bond Fund	85,560,992	121,778,872
Stone Harbor Local Markets Fund	2,297,506,086	1,961,510,541
Stone Harbor Emerging Markets Corporate Debt Fund	23,865,525	30,417,276

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2013 (Unaudited)

6. AFFILIATED COMPANIES

The Stone Harbor Emerging Markets Corporate Debt Fund may invest in certain securities that are considered securities issued by affiliated companies. As defined by the 1940 Act, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares and value of investments in affiliated companies for the year ended November 30, 2013 were as follows:

Security Name	Share Balance May 31, 2013	Purchases	Sales	Share Balance September 30, 2013	Dividend Income	Realized Gain/(Loss)	Market Value November 30, 2013

Stone Harbor Emerging Markets Corporate Debt Fund	–	1,665,074	–	1,665,074	$229,508	$–	$14,869,110

TOTAL					$229,508	$–	$14,869,110

7. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services- Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

8. SHARES OF BENEFICIAL INTEREST

At November 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

9. BENEFICIAL OWNERSHIP

As of November 30, 2013 IMF Retired Staff Benefits owned beneficially 34.30% of the Stone Harbor High Yield Bond Fund’s outstanding shares and the Stone Harbor Emerging Markets Debt Fund owned beneficially 34.82% of the Stone Harbor Emerging Markets Corporate Debt Fund’s outstanding shares.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. OTHER

Board of Trustees Compensation: No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. The Trust will pay each Trustee who is not an interested person an annual fee of $54,000. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.

12. SUBSEQUENT EVENTS

The Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund were added to the Trust. Both Funds have completed registration with the Securities and Exchange Commission and commenced operations on December 18, 2013.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2013	67

Stone Harbor Investment Funds	Additional Information
November 30, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2013 are available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

68	www.shiplp.com

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000678 exp. 01/31/15

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended, and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President and Chief Executive Officer/Principal Executive Officer

Date:	February 7, 2014

By:	/s/ James J. Dooley
James J. Dooley
Treasurer and Chief Financial Officer/Principal Financial Officer

Date:	February 7, 2014